UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and total return.

Annual Report September 30, 2013

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Douglas M. Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006 and Brenda A. Langenfeld, CFA, joined the management team in 2012. Here Doug and Brenda discuss the economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended September 30, 2013.

What factors affected the U.S. economy and the financial market conditions during the twelve-month reporting period ended September 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting (subsequent to the end of this reporting period), the Central Bank reiterated this decision and said that it expected its “highly accommodative stance of monetary policy” to remain for “a considerable time” after the purchase program ends and the economic recovery strengthens.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, compared with a 2.5% rate for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.2% year-over-year as of September 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to improve slowly, with unemployment remaining above the Fed’s target of 6.5%. As of September 2013, the national unemployment rate was 7.2%, the lowest level since November 2008, down from 7.8% in September 2012. The housing market, long a major weak spot in the economic recovery, delivered good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.8% for the twelve months ended August 2013 (most

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006. This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

Early in the reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013 (through September 30), the federal budget for fiscal 2014 remained under debate. (On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014.) In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and the potential impact on the economy and financial markets, which led to increased market volatility.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities, especially during the first half of the reporting period. The tide quickly turned in June 2013, triggered by the Fed’s comments about the possible tapering of quantitative easing later this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets, including equities, spread products and growth-sensitive currencies, sold off significantly. The common thread among the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

Given this broader economic backdrop, the preferred/hybrid asset class fared better than many segments within the fixed income credit space. Improving fundamentals were mostly supportive of preferred/hybrid valuations, leaving the overall asset class with flat returns, despite interest rates moving higher during the reporting period. While preferred security new issue supply was well received during the reporting period, there was growing demand for fixed-to-floating rate coupon preferred/hybrid structures, whose duration profile and risk of duration extension in a rising rate environment are generally lower than those same metrics for fixed-rate coupon securities. Unfortunately for retail investors, the fixed-to-floating rate structure has been historically more popular with institutional investors and, therefore more readily available on the $1000 par side of the market.

Due to concerns regarding the impact of rising interest rates and the heavier concentration of fixed-to-floating rate securities on the $1000 par structures, the $25 par retail side of the market underperformed the $1000 par institutional structures. $1000 par structures, as measured by the Barclays USD Capital Securities Index, returned 3.51%, outperforming $25 par structures, as represented by the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, which returned -3.06%.

As is typically expected of preferred securities, the asset class outperformed comparable fixed income indexes and underperformed comparable equity indexes. Given its hybrid nature, we usually expect the preferred securities asset class to perform somewhere between comparable senior fixed income and equity indexes. We believe the relative underperformance of $25 par structures was due to investor concerns regarding rising interest rates and the relative lack of defensive floating rate and fixed-to-floating rate structures compared to the $1000 par side of the market, however

6	Nuveen Investments

we did notice a trend of fixed-to-floating rate structures coming through the new issue $25 par channel as retail investor demand for these securities increased markedly during the reporting period. Finally, during this period of rising interest rates, we were not surprised that the preferred/hybrid security asset class as a whole outperformed Treasuries due to tighter credit spreads in response to improving fundamentals, coupled with the asset class’s relatively higher yield level.

How did the Fund perform during the twelve-month reporting period ended September 30, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the one-year, five-year and since inception periods ended September 30, 2013.

Over this twelve-month period ended September 30, 2013, the Fund outperformed the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, the BofA/Merrill Lynch Preferred Stock Hybrid Securities Index, the Custom Benchmark Index and the Lipper average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

The Fund changed its primary benchmark from the BofA/Merrill Lynch Preferred Stock Hybrid Securities Index to the BofA/Merrill Lynch Fixed Rate Preferred Securities Index because it more closely reflects the Fund’s investment universe. The secondary benchmark continues to be the Custom Benchmark Index comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Barclays USD Capital Securities Index. Previously, the Custom Benchmark Index was referred to as the Market Benchmark Index.

What strategies were used to manage the Fund during the reporting period ended September 30, 2013? How did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least 80% allocation to preferred and hybrid securities. The Fund normally invests at least 60% of its net assets in investment grade rated securities. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe to favor highly regulated industries such as banking, utility and insurance and determine their relative value. We perform quantitative analysis on individual securities, prioritize these securities and perform fundamental credit research focusing on those that are stable and improving. Then finally, we evaluate the investment process and performance via attribution analysis.

Several overweight positions contributed to the Fund’s relative outperformance during the reporting period: less interest rate sensitive fixed-to-floating rate coupon securities, $1000 par institutional structures rather than $25 par retail structures, insurance sub-sector instead of the bank sub-sector, lower rated investment grade and below investment grade securities and more subordinate Tier 1 structures than more senior Tier 2 structures. The Fund was essentially equal weight during the reporting period, compared to the Custom Benchmark Index in terms of non-U.S. issuer exposure; but, despite continued European economic headlines, Yankee ADR preferreds (USD-denominated preferreds issued by non-U.S. domiciled firms) generally outperformed their U.S. counterparts.

As mentioned above, the Fund’s overweight to $1000 par structures continued to contribute to outperformance. We believe the relative outperformance of the $1000 par side of the market was due to an increasing focus on shorter duration preferreds/hybrids with lower duration extension risk. During the reporting period, there was heightened demand

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

for lower duration fixed-to-floating rate securities, a structure much more common on the $1000 par side of the market, and increasing aversion to longer duration fixed rate coupon structures. We anticipate that the $1000 par side of the market outperformance on a relative basis and the recent demand for lower duration profile securities will likely continue. As of September 30, 2013, more than two-thirds of the Fund’s market value was invested in fixed-to-floating rate structures while the Custom Benchmark Index’s allocation stood well below 30%.

While financial services as a whole continued to perform well, the insurance sub-sector outperformed on a relative basis. Supply from the insurance sub-sector continued to be light, providing technical support for valuations across the sector, while new issue supply was relatively robust within the banking sub-sector. Restraining some of the relative outperformance of the insurance sector was its modestly longer duration profile, which stood at 8.80 years compared to the bank sub-sector’s duration of 6.15 years as of September 30, 2013. During the reporting period, we focused primarily on select lower duration securities within the insurance sector.

Also contributing to outperformance was an overweight to the relatively more subordinate Tier 1 structures that posted a 9.04% return, exceeding the 2.27% return posted by the more senior level Tier 2 structures. Credit spreads for more subordinate structures, such as Tier 1 securities, historically have tended to move at a greater magnitude than their more senior counterparts. In a period when credit spreads contract, we would therefore expect credit spreads for Tier 1 structures to decrease at a faster rate than Tier 2 structures. Credit spreads performed well during the reporting period, and we were not surprised to see the Fund’s overweight to Tier 1 securities contributing to the relative outperformance versus the Custom Benchmark Index. It should also be noted that compared to the Tier 2 universe, Tier 1 securities are shorter duration fixed-to-floating rate coupon structures, which contributed to relative outperformance.

Consistent with our investment process, we continued to hold positions in securities issued by firms that in our view have stable and/or improving credit profiles. We maintained an overweight to BBB-rated and BB-rated securities during the reporting period. Keep in mind that these ratings are at the security level. Preferred securities are typically rated between three and five notches below the senior unsecured debt ratings of any particular issuer. During the reporting period, the A-rated or better sub-sector of the Barclays Tier 1 Capital Securities Index returned 5.59%, underperforming the BBB-rated subsector of the same index that returned 8.27%. The investment team believes that the below investment grade segment of the market provides compelling risk-adjusted opportunities given adequate research. These securities are often neglected due to their lack of representation in the broader preferred/hybrid security indexes.

In an environment of rising interest rates, preferred securities with embedded call options, especially those with fixed-rate coupons, may exhibit a measure of duration extension. While we do not foresee a significant rise in either longer or shorter term interest rates through 2013, as of the end of this reporting period, a majority of the Fund’s portfolio was allocated to either floating rate coupon or fixed-to-floating rate coupon structures to help manage the risk of lower prices resulting from rising interest rates.

The Fund also used one interest rate swap to reduce the duration of the preferred stock portfolio and better align the Fund’s duration. This swap modestly benefited performance during the reporting period as interest rates rose.

8	Nuveen Investments

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay stable dividends at rates that reflect the Fund’s past results and projected future performance. During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2013, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	6.51%	16.35%	5.78%
Class A Shares at maximum Offering Price	1.42%	15.23%	5.02%
BofA Merrill Lynch Fixed Rate Preferred Securities Index**	(3.05)%	11.26%	0.47%
BofA Merrill Lynch Preferred Stock Hybrid Securities Index**	(1.00)%	11.32%	2.19%
Custom Benchmark Index**	(0.79)%	11.71%	2.35%
Lipper Flexible Income Funds Classification Average**	1.95%	12.99%	5.06%

Class C Shares	5.73%	15.52%	5.00%
Class R3 Shares	6.25%	16.06%	5.52%
Class I Shares	6.83%	16.66%	6.05%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.07%
Class C Shares	1.82%
Class R3 Shares	1.32%
Class I Shares	0.82%

*	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/19/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields September 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.83%	5.06%
Class C Shares	5.35%	4.55%
Class R3 Shares	5.87%	5.06%
Class I Shares	6.37%	5.57%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries September 30, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Portfolio Allocation1

$25 Par (or similar) Retail Structures	28.9%
Taxable Municipal Bonds[3]	—%
Corporate Bonds	1.2%
$1,000 Par (or similar) Institutional Structures	68.3%
Short-Term Investments	0.2%
Other[4]	1.4%

Top Five Issuers1

Assured Guaranty Corporation	5.0%
Wells Fargo and Company	4.9%
JP Morgan Chase & Company	4.8%
ING Groep NV	4.5%
Catlin Group	4.3%

Portfolio Credit Quality2

AA	3.8%
A	11.0%
BBB	58.6%
BB or Lower	22.8%
N/R	2.3%

Portfolio Composition1

Insurance	42.1%
Commercial Banks	21.8%
Diversified Financial Services	20.3%
U.S. Agency	5.4%
Short-Term Investments	0.2%
Other[5]	10.2%

1	As a percentage of net assets. Holdings are subject to change.

2	As a percentage of net assets. Holdings are subject to change. Percentages will not add to 100% due to the exclusion of Short-Term Investments and Other Assets Less Liabilities from the table.

3	Rounds to less than 0.1%.

4	Other assets less liabilities.

5	Includes other assets less liabilities and all industries less than 5.4% of net assets.

Nuveen Investments	15

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	Class R3	I Shares	A Shares	C Shares	Class R3	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$989.60	$985.90	$988.10	$990.80	$1,019.70	$1,015.89	$1,018.40	$1,020.91
Expenses Incurred During Period	$5.34	$9.11	$6.63	$4.14	$5.42	$9.25	$6.73	$4.20

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.83%, 1.33% and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

The Board of Trustees and Shareholders of

Nuveen Investment Trust V—Nuveen Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities Fund (the “Fund”), as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and counterparty. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Securities Fund at September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 26, 2013

Nuveen Investments	17

Portfolio of Investments September 30, 2013

Nuveen Preferred Securities Fund

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.4%

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 28.9%

	Capital Markets – 1.0%

54,179	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB–	$1,321,968

99,869	Deutsche Bank Contingent Capital Trust V	8.050%	BBB–	2,660,510

326,300	Goldman Sachs Group, Inc.	5.500%	BB+	7,322,172
	Total Capital Markets			11,304,650

	Commercial Banks – 6.4%

9,918	HSBC Capital Funding LP, Debt (6)	10.176%	BBB+	14,083,560

642,503	Morgan Stanley, (3)	7.125%	BB+	16,191,076

544,213	PNC Financial Services	6.125%	BBB	13,735,936

150,000	Private Bancorp Incorporated	7.125%	N/R	3,711,000

283,670	Regions Financial Corporation	6.375%	BB	6,399,595

301,600	Texas Capital Bancshares Inc.	6.500%	BB	6,752,824

50,000	U.S. Bancorp	6.500%	BBB+	1,299,500

315,194	Wells Fargo & Company	5.850%	BBB+	7,523,681
	Total Commercial Banks			69,697,172

	Consumer Finance – 0.8%

369,953	Discover Financial Services	6.500%	BB	8,701,295

	Diversified Financial Services – 6.6%

147,753	Citigroup Inc.	8.125%	BB	4,196,185

743,187	Countrywide Capital Trust III	7.000%	BB+	18,743,176

602,868	ING Groep N.V.	8.500%	BBB–	15,367,105

698,155	ING Groep N.V.	7.375%	BBB–	17,460,856

399,112	ING Groep N.V.	7.200%	BBB–	9,969,818

83,482	ING Groep N.V.	7.050%	BBB–	2,064,510

134,010	ING Groep N.V.	6.375%	BBB–	3,094,291

18,031	ING Groep N.V.	6.200%	BBB–	414,172

52,681	ING Groep N.V.	6.125%	BBB–	1,203,761
	Total Diversified Financial Services			72,513,874

	Food Products – 1.2%

490,000	CHS Inc.	7.875%	N/R	13,445,600

	Insurance – 8.6%

113,570	Aegon N.V.	8.000%	Baa1	3,102,732

386,648	Aegon N.V.	7.250%	Baa1	9,689,399

191,764	Aegon N.V.	6.375%	Baa1	4,448,925

409,480	Arch Capital Group Limited	6.750%	BBB	9,905,321

93,825	Aspen Insurance Holdings Limited	7.250%	BBB–	2,351,255

18	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

665,400	Aspen Insurance Holdings Limited	5.950%		BBB–	$15,789,941

368,827	Axis Capital Holdings Limited	6.875%		BBB	8,767,018

495,781	Endurance Specialty Holdings Limited	7.500%		BBB–	12,364,778

1,600	Great West Life & Annuity Insurance Capital LP II, 144A (6)	7.153%		A–	1,616,000

237,876	Hartford Financial Services Group Inc.	7.875%		BB+	6,689,073

494,870	Maiden Holdings Limited	8.250%		BB	12,500,416

285,000	Reinsurance Group of America Inc.	6.200%		BBB	7,033,800
	Total Insurance				94,258,658

	Oil, Gas & Consumable Fuels – 0.6%

275,895	Nustar Logistics Limited Partnership	7.625%		Ba2	6,963,590

	Real Estate Investment Trust – 0.1%

41,067	Vornado Realty Trust	6.875%		BBB–	1,032,835

	U.S. Agency – 3.6%

107,000	Cobank Agricultural Credit Bank, (6)	11.000%		A–	5,681,037

166,400	Cobank Agricultural Credit Bank, (6)	6.250%		A–	15,813,208

181,760	Farm Credit Bank of Texas, (6)	6.750%		Baa1	18,210,080
	Total U.S. Agency				39,704,325
	Total $25 Par (or similar) Retail Structures (cost $306,226,072)				317,621,999

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	TAXABLE MUNICIPAL BONDS – 0.0%

	California – 0.0%

$20	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14		No Opt. Call	N/R	$19,826
$20	Total Taxable Municipal Bonds (cost $20,000)				19,826

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 1.2%

	Diversified Financial Services – 0.3%

$3,055	ING US Inc.	5.650%	5/15/53	Ba1	$2,792,719

	Insurance – 0.9%

2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	2,475,058

3,500	Nationwide Mutual Insurance Company, 144A	7.875%	4/01/33	A–	4,170,478

733	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	1,010,160

2,000	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,126,691
8,233	Total Insurance				9,782,387
$11,288	Total Corporate Bonds (cost $11,445,201)				12,575,106

Nuveen Investments	19

Portfolio of Investments September 30, 2013 (continued)

Nuveen Preferred Securities Fund

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 68.3%

	Capital Markets – 2.3%

8,500	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	$9,031,250

17,700	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (5)	BBB–	15,576,000
	Total Capital Markets				24,607,250

	Commercial Banks – 15.4%

15,125	Abbey National Capital Trust I	8.963%	N/A (5)	BBB–	18,755,000

4	Banco Santander Finance	10.500%	N/A (5)	BB	3,768,621

9,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	11,849,968

18,470	BNP Paribas, 144A	7.195%	N/A (5)	BBB	18,539,263

8,975	Fifth Third Bancorp	5.100%	N/A (5)	BBB–	7,808,250

32,858	Rabobank Nederland, 144A	11.000%	N/A (5)	A–	42,715,400

1,000	Republic New York Capital I	7.750%	11/15/26	BBB+	1,016,400

6,992	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	7,166,800

2,836	Societe Generale	8.750%	N/A (5)	BBB–	2,991,980

730	Standard Chartered PLC, 144A	7.014%	N/A (5)	BBB+	744,600

42,122	Wells Fargo & Company	7.980%	N/A (5)	BBB+	46,334,199

6,480	Zions Bancorporation	7.200%	N/A (5)	BB	6,447,600
	Total Commercial Banks				168,138,081

	Diversified Financial Services – 13.5%

25	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	24,915,188

9,610	Bank of America Corporation	8.000%	N/A (5)	BB+	10,450,875

2,934	Bank of America Corporation	8.125%	N/A (5)	BB+	3,220,065

1,640	Bank of New York Mellon	4.500%	N/A (5)	Baa1	1,418,600

3,955	Citigroup Capital III	7.625%	12/01/36	BB+	4,390,050

3,165	Citigroup Inc.	5.950%	N/A (5)	BB	2,951,363

5,385	Citigroup Inc.	5.900%	N/A (5)	BB	5,061,900

38,035	General Electric Capital Corporation	7.125%	N/A (5)	AA–	41,363,063

8,715	JP Morgan Chase & Company	6.000%	N/A (5)	BBB	8,170,313

41,175	JP Morgan Chase & Company	7.900%	N/A (5)	BBB	44,674,875
	Total Diversified Financial Services				146,616,292

	Electric Utilities – 0.2%

2,426	Electricite de France, 144A	5.250%	N/A (5)	A3	2,294,753

	Insurance – 32.6%

2,458	AG2R La Mondiale Vie	7.625%	N/A (5)	BBB–	2,519,808

7,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	9,521,660

2,065	Allstate Corporation	5.750%	8/15/53	Baa1	2,013,375

8,115	American International Group, Inc.	8.175%	5/15/68	BBB	9,498,608

6,440	Aquarius & Investments PLC fbo SwissRe	8.250%	N/A (5)	N/R	6,890,800

13,475	Aviva PLC, Reg S	8.250%	N/A (5)	BBB	14,384,563

6,516	AXA SA	8.600%	12/15/30	A3	7,877,798

20	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

45,919	Catlin Insurance Company Limited	7.249%	N/A (5)	BBB+	$46,837,380

6,865	Cloverie PLC Zurich Insurance	8.250%	N/A (5)	A	7,894,750

2,900	Dai-Ichi Mutual Life, 144A	7.250%	N/A (5)	A3	3,204,500

62,430	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB	54,314,099

3,893	Friends Life Group PLC	7.875%	N/A (5)	BBB+	4,133,953

25,338	Glen Meadows Pass Through Trust	6.505%	8/15/67	BB+	23,310,960

1,300	Lincoln National Corporation	7.000%	5/17/66	BBB	1,316,250

28,221	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	35,840,670

13,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	14,273,550

3,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	3,822,000

8,136	Prudential PLC	7.750%	N/A (5)	A–	8,695,350

30,323	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	31,960,442

9,940	Reinsurance Group of America Inc.	6.750%	12/15/65	BBB–	9,840,600

4,600	Sompo Japan Insurance	5.325%	3/28/73	A–	4,494,310

21,754	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	22,189,080

30,235	White Mountain Re Group	7.506%	N/A (5)	BB+	31,078,133
	Total Insurance				355,912,639

	Real Estate Investment Trust – 2.6%

22	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	28,506,720

	U.S. Agency – 1.7%

16	Farm Credit Bank of Texas	10.000%	N/A (5)	Baa1	18,895,078
	Total $1,000 Par (or similar) Institutional Structures (cost $712,078,657)				744,970,813
	Total Long-Term Investments (cost $1,029,769,930)				1,075,187,744

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.2%

$1,818	Repurchase Agreement with State Street Bank, dated 9/30/13, repurchase price $1,818,236, collateralized by $1,855,000 U.S. Treasury Notes, 0.875%, due 2/28/17, value $1,858,664	0.000%	10/01/13		$1,818,236

	Total Short-Term Investments (cost $1,818,236)				1,818,236
	Total Investments (cost $1,031,588,166) – 98.6%				1,077,005,980
	Other Assets Less Liabilities – 1.4% (7)				14,843,618
	Net Assets – 100%				$1,091,849,598

Investments in Derivatives as of September 30, 2013

Swaps Outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays PLC	$50,000,000	Receive	3-Month USD-LIBOR	2.758%	Semi-Annually	11/06/14	11/06/34	$7,420,949

Nuveen Investments	21

Portfolio of Investments September 30, 2013 (continued)

Nuveen Preferred Securities Fund

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	Perpetual security. Maturity date is not applicable.

(6)	For fair value measurement disclosure purposes. $25 Par (or similar) Retail Structures classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives as of the end of the reporting period.

(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar – London Inter-Bank Offered Rate

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of

Assets and Liabilities September 30, 2013

Assets
Long-term investments, at value (cost $1,029,769,930)	$1,075,187,744
Short-term investments, at value (cost approximates value)	1,818,236
Cash	495,248
Unrealized appreciation on swaps	7,420,949
Receivable for:
Dividends	1,401,676
Interest	13,136,846
Investments sold	631,866
Reclaims	11,746
Shares sold	3,724,377
Other assets	24,625
Total assets	1,103,853,313
Liabilities
Payable for:
Dividends	1,131,421
Shares redeemed	9,559,552
Accrued expenses:
Management fees	658,745
Trustees fees	32,635
12b-1 distribution and service fees	201,643
Other	419,719
Total liabilities	12,003,715
Net assets	$1,091,849,598
Class A Shares
Net assets	$287,287,207
Shares outstanding	16,845,795
Net asset value per share	$17.05
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$17.90
Class C Shares
Net assets	$170,807,945
Shares outstanding	10,011,153
Net asset value and offering price per share	$17.06
Class R3 Shares
Net assets	$3,208,782
Shares outstanding	186,862
Net asset value and offering price per share	$17.17
Class I Shares
Net assets	$630,545,664
Shares outstanding	36,966,063
Net asset value and offering price per share	$17.06
Net assets consist of:
Capital paid-in	$1,023,817,372
Undistributed (Over-distribution of) net investment income	(1,747,944)
Accumulated net realized gain (loss)	16,941,407
Net unrealized appreciation (depreciation)	52,838,763
Net assets	$1,091,849,598
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of

Operations September 30, 2013

Investment Income
Dividends (net of tax withheld of $103,738)	$26,560,024
Interest	54,993,673
Total investment income	81,553,697
Expenses
Management fees	8,211,386
12b-1 service fees – Class A	854,213
12b-1 distribution and service fees – Class C	1,708,500
12b-1 distribution and service fees – Class R3	13,515
Shareholder servicing agent fees and expenses	897,485
Custodian fees and expenses	230,510
Trustees fees and expenses	32,407
Professional fees	63,365
Shareholder reporting expenses	155,834
Federal and state registration fees	171,727
Other expenses	39,875
Total expenses	12,378,817
Net investment income (loss)	69,174,880
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	30,752,789
Change in net unrealized appreciation (depreciation) of:
Investments	(43,478,849)
Swaps	7,342,668
Net realized and unrealized gain (loss)	(5,383,392)
Net increase (decrease) in net assets from operations	$63,791,488

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 9/30/13	Year Ended 9/30/12
Operations
Net investment income (loss)	$69,174,880	$46,073,164
Net realized gain (loss) from:
Investments	30,752,789	8,539,328
Swaps	—	(3,865,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(43,478,849)	95,830,779
Swaps	7,342,668	609,665
Net increase (decrease) in net assets from operations	63,791,488	147,187,936
Distributions to Shareholders
From net investment income:
Class A	(20,243,329)	(11,223,530)
Class C	(8,894,051)	(6,715,011)
Class R3	(153,185)	(8,826)
Class I	(41,924,559)	(28,491,920)
From accumulated net realized gains:
Class A	(2,870,394)	(4,038,201)
Class C	(1,537,517)	(2,711,153)
Class R3	(23,221)	(2,338)
Class I	(5,388,690)	(10,111,063)
Decrease in net assets from distributions to shareholders	(81,034,946)	(63,302,042)
Fund Share Transactions
Proceeds from sale of shares	919,545,345	459,306,284
Proceeds from shares issued to shareholders due to reinvestment of distributions	64,644,395	37,548,291
	984,189,740	496,854,575
Cost of shares redeemed	(813,057,477)	(304,210,105)
Net increase (decrease) in net assets from Fund share transactions	171,132,263	192,644,470
Net increase (decrease) in net assets	153,888,805	276,530,364
Net assets at the beginning of period	937,960,793	661,430,429
Net assets at the end of period	$1,091,849,598	$937,960,793
Undistributed (Over-distribution of) net investment income at the end of period	$(1,747,944)	$(1,548,016)

See accompanying notes to financial statements.

Nuveen Investments	25

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (12/06)
Year Ended 9/30:
2013	$17.15	$1.01	$.09	$1.10	$(1.04)	$(.16)	$—	$(1.20)	$17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(.43)	—	(1.47)	17.15
2011	16.99	1.05	(1.24)	(.19)	(1.08)	(.42)	—	(1.50)	15.30
2010	14.73	1.11	2.28	3.39	(1.13)	—	—	(1.13)	16.99
2009(d)	11.76	.84	3.00	3.84	(.87)	—	—	(.87)	14.73
Year Ended 12/31:
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76
Class C (12/06)
Year Ended 9/30:
2013	17.16	.88	.09	.97	(.91)	(.16)	—	(1.07)	17.06
2012	15.31	.91	2.30	3.21	(.93)	(.43)	—	(1.36)	17.16
2011	17.00	.93	(1.25)	(.32)	(.95)	(.42)	—	(1.37)	15.31
2010	14.74	1.00	2.28	3.28	(1.02)	—	—	(1.02)	17.00
2009(d)	11.77	.78	3.00	3.78	(.81)	—	—	(.81)	14.74
Year Ended 12/31:
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77
Class R3 (9/09)
Year Ended 9/30:
2013	17.27	.96	.11	1.07	(1.01)	(.16)	—	(1.17)	17.17
2012	15.40	.96	2.35	3.31	(1.01)	(.43)	—	(1.44)	17.27
2011	17.10	1.05	(1.29)	(.24)	(1.04)	(.42)	—	(1.46)	15.40
2010	14.82	1.08	2.30	3.38	(1.10)	—	—	(1.10)	17.10
2009(e)	14.88	.01	(.07)	(.06)	—	—	—	—	14.82
Class I (12/06)
Year Ended 9/30:
2013	17.15	1.05	.11	1.16	(1.09)	(.16)	—	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(.43)	—	(1.52)	17.15
2011	16.99	1.10	(1.25)	(.15)	(1.12)	(.42)	—	(1.54)	15.30
2010	14.72	1.16	2.28	3.44	(1.17)	—	—	(1.17)	16.99
2009(d)	11.76	.86	3.00	3.86	(.90)	—	—	(.90)	14.72
Year Ended 12/31:
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76

26	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

6.51%	$287,287	1.07%		5.73%		1.07%		5.73%		67%
23.16	267,619	1.08		6.44		1.08		6.44		53
(1.59)	166,611	1.10		6.21		1.03		6.28		60
23.84	185,972	1.16		6.87		.95		7.07		72
35.29	93,983	1.47	*	8.58	*	.94	*	9.11	*	30

(24.67)	22,420	1.64		10.32		.95		11.02		99

5.73	170,808	1.82		5.03		1.82		5.03		67
22.24	152,411	1.83		5.68		1.83		5.68		53
(2.32)	97,071	1.85		5.49		1.78		5.57		60
22.94	97,316	1.91		6.13		1.70		6.34		72
34.48	48,720	2.23	*	7.82	*	1.69	*	8.36	*	30

(25.13)	6,429	2.32		8.90		1.70		9.52		99

6.25	3,209	1.32		5.48		1.32		5.48		67
22.82	552	1.33		5.91		1.33		5.91		53
(1.78)	170	1.35		6.20		1.28		6.25		60
23.59	62	1.42		6.59		1.20		6.81		72
(.40)	50	1.37	*	11.62	*	1.20	*	11.79	*	30

6.83	630,546	.82		6.01		.82		6.01		67
23.40	517,379	.83		6.68		.83		6.68		53
(1.28)	397,579	.85		6.51		.78		6.58		60
24.23	358,371	.91		7.16		.70		7.37		72
35.48	116,643	1.21	*	9.12	*	.69	*	9.64	*	30

(24.45)	38,697	1.26		7.57		.69		8.14		99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the nine months ended September 30, 2009.
(e)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Fund Information

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 60% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” or “junk bonds.” Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of September 30, 2013, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

28	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from

Nuveen Investments	29

Notes to Financial Statements (continued)

security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Structures	$262,218,114	$55,403,885	$—	$317,621,999
Taxable Municipal Bonds	—	19,826	—	19,826
Corporate Bonds	—	12,575,106	—	12,575,106
$1,000 Par (or similar) Institutional Structures	—	744,970,813	—	744,970,813
Short-Term Investments:
Repurchase Agreements	—	1,818,236	—	1,818,236
Derivatives:
Swaps**	—	7,420,949	—	7,420,949
Total	$262,218,114	$822,208,815	$—	$1,084,426,929
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Retail Structures classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

30	Nuveen Investments

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivatives instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount and the termination date of the swap contract (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Nuveen Investments	31

Notes to Financial Statements (continued)

The Fund may terminate a forward swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended September 30, 2013, the Fund continued to invest in forward interest rate swap contracts to reduce the duration of its preferred stock portfolio.

The average notional amount of swap contracts outstanding during the fiscal year ended September 30, 2013, was as follows:

Average notional amount of swap contracts outstanding*	$50,000,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Fund as of September 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on swaps	$7,420,949	—	$—

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts for the fiscal year ended September 30, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Underlying Risk Exposore	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate	Interest Rate	Swaps	$—	$7,342,668

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

32	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,966,630	$263,626,631	8,983,479	$148,264,642
Class C	3,279,244	57,723,441	3,434,974	55,780,214
Class R3	199,680	3,502,723	26,168	445,717
Class I	33,648,448	594,692,550	15,781,276	254,815,711
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,143,755	20,017,454	617,396	9,817,199
Class C	412,499	7,211,171	366,271	5,792,345
Class R3	9,487	167,079	688	11,092
Class I	2,128,075	37,248,691	1,380,307	21,927,655
	55,787,818	984,189,740	30,590,559	496,854,575
Shares redeemed:
Class A	(14,873,173)	(258,980,057)	(4,883,368)	(76,946,191)
Class C	(2,564,317)	(44,932,239)	(1,259,176)	(20,084,961)
Class R3	(54,248)	(956,593)	(5,977)	(92,418)
Class I	(28,982,300)	(508,188,588)	(12,974,003)	(207,086,535)
	(46,474,038)	(813,057,477)	(19,122,524)	(304,210,105)
Net increase (decrease)	9,313,780	$171,132,263	11,468,035	$192,644,470

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2013, aggregated $967,294,581 and $774,500,056, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,034,028,229
Gross unrealized:
Appreciation	$58,349,591
Depreciation	(15,371,840)
Net unrealized appreciation (depreciation) of investments	$42,977,751

Nuveen Investments	33

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities tax character adjustments and tax equalization, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2013, the Fund’s tax year end, as follows:

Capital paid-in	$6,351,964
Undistributed (Over-distribution of) net investment income	1,840,316
Accumulated net realized gain (loss)	(8,192,280)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1],2	$4,735,668
Undistributed net long-term capital gains	21,459,015
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2013 through September 30, 2013 and paid on October 1, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2013 and September 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013
Distributions from net ordinary income[2]	$71,112,179
Distributions from net long-term capital gains	8,716,664

2012
Distributions from net ordinary income[2]	$46,169,728
Distributions from net long-term capital gains	16,457,325
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$2,849,705
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Fund’s tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through September 30, 2013 and specified losses incurred from November 1, 2012 through September 30, 2013, the Fund’s tax year end.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

34	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2013, the complex-level fee rate for the Fund was .1686%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% through January 31, 2013, and 1.25% after January 31, 2013, of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,900,089
Paid to financial intermediaries (Unaudited)	1,084,615

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$606,350

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2013, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$565,425

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2013, as follows:

CDSC retained (Unaudited)	$46,101

Nuveen Investments	35

Notes to Financial Statements (continued)

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

36	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

Nuveen Investments	37

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

38	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

Nuveen Investments	39

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

40	Nuveen Investments

Annual Investment Management Agreement Approval Process (unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process (unaudited) (continued)

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

42	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Fund) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, the Independent Board Members noted that the Fund had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (unaudited) (continued)

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee that was in line with, and net expense ratio (including fee waivers and expense reimbursements) that was below, its respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Fund, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

44	Nuveen Investments

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (unaudited) (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

46	Nuveen Investments

Notes

Nuveen Investments	47

Notes

48	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch Preferred Stock Hybrid Securities Index: An unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by BofA/Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Tier 1 Capital Securities Index: An unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Custom Benchmark Index: An index that is comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Barclays USD Capital Securities Index. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index is an index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule and must have a minimum amount outstanding of $100 million. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities and term preferred securities.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Nuveen Investments	49

Glossary of Terms Used in this Report (continued)

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and

Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Independent Registered
Public Accounting Firm

Ernst & Young LLP

Chicago, IL 60606

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen Preferred Securities Fund	14.00%	38.00%

Long-Term Capital Gain Distributions: The Fund hereby designates as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2013:

Long-Term Capital Gain Dividends
Nuveen Preferred Securities Fund	$15,072,411

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-INV5-0913P

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and capital appreciation.

Annual Report September 30, 2013

Share Class / Ticker Symbol
	Class A	Class C	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NWQIX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more
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Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Michael J. Carne, CFA, has managed the Nuveen NWQ Flexible Income Fund since 2009. Here Mr. Carne discusses general market conditions and trends, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2013.

Effective June 7, 2013, Kevin Hunter is no longer a portfolio manager for the Fund.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting (subsequent to the end of this reporting period), the Central Bank reiterated this decision and said that it expected its “highly accommodative stance on monetary policy” to remain for “a considerable time” after the purchase program ends and the economic recovery strengthens.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, compared with a 2.5% rate for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.2% year-over-year as of September 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to improve slowly, with unemployment remaining above the Federal Reserve’s target of 6.5%. As of September 2013, the national unemployment rate was 7.2%, the lowest level since November 2008, down from 7.8% in September 2012. The housing market, long a major weak spot in the economic recovery, delivered good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.8% for the twelve months ended August 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the Index since February 2006. This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

Early in the reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013 (through September 30), the federal budget for fiscal 2014 remained under debate. (On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014.) In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and the potential impact on the economy and financial markets, which led to increased market volatility.

For the majority of the reporting period, improving economic data and diminished systemic risk fears were supportive of risk assets in general. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities, especially during the first half of the reporting period. The tide quickly turned in June 2013, triggered by the Fed’s comments about the possible tapering of quantitative easing later in 2013, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets, including equities, spread products and growth-sensitive currencies, sold off significantly. The common thread among the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

The quick and substantial rise in interest rates caused increased volatility in certain sectors of the fixed income markets. As a result, investors’ sold off longer-dated U.S. Treasury notes, municipal bonds and exchange-traded preferred securities with perpetual maturities and relatively low fixed rates, significantly depressing prices. During the reporting period, prices on investment grade corporate bonds represented by the BofA/Merrill Lynch U.S. Corporate Master Index dropped 6.2%; prices on high yield corporate bonds represented by the BofA/Merrill Lynch High Yield Master II Index fell 4.2%; and prices on investment grade preferred securities represented by the BofA/Merrill Lynch Fixed Rate Preferred Securities Index declined 10.5%.

Not all fixed income sectors suffered negative returns. Strong investor flows into the bank loan sector continued throughout, providing momentum in that asset class. The capital securities market posted positive performance due to strong technical factors such as limited supply, favorable regulatory activity and the shorter effective durations of many capital securities due to their fixed-to-floating structures. Additionally, the capital securities market is dominated by foreign issuers. The foreign sponsored sector of both the capital securities and preferred securities markets significantly outperformed U.S. issuers.

How did the Fund perform during the twelve-month period ended September 30, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the one-year and since inception periods ended September 30, 2013. During the reporting period, the Fund outperformed the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, but underperformed the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index, the Morningstar Conservative Target Risk Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

6	Nuveen Investments

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2013?

The Fund seeks total return by identifying undervalued companies and selecting securities from across the company’s capital structure, that may contribute best to the Fund’s yield, appreciation and/or downside protection. The Fund invests at least 65% of its net assets in preferred and debt securities, including securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as “high yield” or “junk bonds.” The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

Our investment strategy is both bottom-up and fundamentally driven. Security selection incorporates elements of both fixed income and equity analysis. NWQ’s equity research team identifies companies that offer good downside protection, an attractive valuation and an improving outlook. We evaluate a security’s total return potential taking into account levels of interest rates as well as the yield in the market for that specific issuer, seeking to understand how these levels could change in the future. We believe this forward-looking approach helps avoid sectors and companies that may have deteriorating fundamentals.

When a company with suitable investment characteristics has been identified, we determine the best investment choices. While the Fund’s investments are primarily preferred securities, we have the latitude to invest in other types of income securities such as senior debt and equities. We evaluate the specific characteristics of the fixed income securities available and the effect on the Fund of holding such an investment. These characteristics may include price, yield, issuer, location in the capital structure, rating, liquidity premium/discount and any other issues that may affect the value of the position. Additionally, because the preferred market is very concentrated both by issuer and industry, we focus on the diversity of the Fund’s overall holdings.

During the reporting period, several holdings contributed to the Fund’s outperformance versus the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, including our equity, industrial and financial holdings. The Fund’s holdings in the real estate and utilities sectors detracted from performance.

Top performing securities for the reporting period included the common stocks of American International Group, Inc. (AIG), Citigroup Inc. and General Motors Company. AIG provides insurance products and services for the commercial, institutional and individual. AIG continues its transformation and the de-risking of its balance sheet. The company’s ongoing execution of its strategic plan combined with higher interest rates drove the outperformance of its shares. After selling a number of assets over the past year, AIG is focused on improving its overall return on equity (ROE) through better underwriting, expense management and claims management in its core businesses, Chartis and SunAmerica. AIG has experienced several quarters of improving fundamentals at Chartis and the company remains committed to returning excess capital to shareholders over the next several years. Citigroup’s share price appreciated due to attractive valuation and improving fundamentals. We believe that negative attitudes towards the financial sector have peaked. We sold this security during the reporting period.

General Motors Company appreciated as the government reduced its stake in the company, removing a significant overhang on the stock. In December, 2012, the U.S. Treasury sold 200 million shares back to the company and gave indications that it will liquidate its remaining 19% stake in an orderly fashion over the next 12-15 months.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

Those positions that detracted from performance included an exchange-traded fund holding iShares FTSE NAREIT Mortgage Plus Capped Index Fund. The position contributed to the Fund’s sector category being one of the Fund’s poorest performing sectors. We sold out of this position during the reporting period. Also detracting from performance were two real estate investment trusts (REITs), PS Business Parks, Inc. and New York Mortgage Trust, Inc. REITs were particularly weak during the summer due to the rise in Treasury yields.

During an environment of rising interest rates, the effective durations of preferred securities will likely rise. This effect may be especially true for those securities with perpetual durations and lower dividend rates. This was our experience during the May through September period of rising long-term Treasury rates. We anticipate the yield on the 10-Year Treasury note to approach 3.25% over the next twelve months, but Fed Funds will be anchored at 0-0.25% over the same period. Therefore, we hope to continue to reduce portfolio duration by investing in securities with shorter maturities and higher coupon and dividends in order to mitigate price depreciation due to rising rates.

Also during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while forgoing some upside potential. Overall these covered call options made a modest positive contribution to performance in the period. The options were terminated prior to the close of the reporting period.

8	Nuveen Investments

Risk Considerations and Dividend Information

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of September 30, 2013, the Fund had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	9

THIS PAGE INTENTIONALLY LEFT BLANK

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	1.21%	10.65%
Class A Shares at maximum Offering Price	(3.60)%	9.24%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index**	(3.05)%	7.51%
BofA/Merrill Lynch U.S. 50% Corporate & 50% High Yield Index**	2.88%	8.49%
Morningstar Conservative Target Risk Index**	5.03%	6.79%
Lipper Flexible Income Funds Classification Average**	1.95%	8.74%

Class C Shares	0.45%	9.83%
Class I Shares	1.53%	10.94%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.51%	0.97%
Class C Shares	5.26%	1.72%
Class I Shares	3.58%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/9/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields September 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.03%	5.20%
Class C Shares	4.50%	4.69%
Class I Shares	5.56%	5.71%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries September 30, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen NWQ Flexible Income Fund

Portfolio Allocation1

$25 Par (or similar) Retail Structures	79.6%
Corporate Bonds	6.6%
Common Stocks	5.7%
$1,000 Par (or similar) Institutional Structures	4.1%
Short-Term Investments	2.6%
Preferred Stocks	1.3%
Convertible Bonds	0.8%
Convertible Preferred Securities	0.7%
Other[2]	(1.4)%

Portfolio Composition1

Real Estate Investment Trust	31.8%
Insurance	13.8%
Capital Markets	13.6%
Commercial Banks	10.0%
Diversified Financial Services	8.3%
Oil, Gas & Consumable Fuels	5.6%
Short-Term Investments	2.6%
Other[3]	14.3%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 5.6% of net assets.

Nuveen Investments	15

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$958.90	$955.10	$960.30	$1,020.21	$1,016.44	$1,021.46
Expenses Incurred During Period	$4.76	$8.43	$3.54	$4.91	$8.69	$3.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72% and .72% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

The Board of Trustees and Shareholders of

Nuveen Investment Trust V—Nuveen NWQ Flexible Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Flexible Income Fund (the “Fund”), as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen NWQ Flexible Income Fund at September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 26, 2013

Nuveen Investments	17

Portfolio of Investments September 30, 2013

Nuveen NWQ Flexible Income Fund

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 98.8%

	COMMON STOCKS – 5.7%

	Capital Markets – 3.2%

22,900	Ares Capital Corporation			$395,941

10,100	Golub Capital BDC Inc.			175,134

30,194	Medley Capital Corporation			416,375

17,100	TCP Capital Corporation			277,362
	Total Capital Markets			1,264,812

	Insurance – 1.4%

11,500	American International Group			559,245

	Life Sciences Tools & Services – 0.1%

300	Bio-Rad Laboratories Inc., (2)			35,268

	Real Estate Investment Trust – 1.0%

2,700	Simon Property Group, Inc.			400,221
	Total Common Stocks (cost $2,218,578)			2,259,546

Shares	Description (1)	Coupon	Ratings (3)	Value

	PREFERRED STOCKS – 1.3%

	Real Estate Investment Trust – 1.3%

11,500	Hospitality Properties Trust	7.125%	Baa3	$285,890

7,500	Penn Real Estate Investment Trust	7.375%	N/A	178,200

1,100	Sunstone Hotel Investors Inc.	8.000%	N/A	27,610
	Total Preferred Stocks (cost $523,652)			491,700

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7%

	Real Estate Investment Trust – 0.7%

12,500	CommonWealth REIT	6.500%	Ba1	$261,625
	Total Convertible Preferred Securities (cost $285,962)			261,625

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 79.6%

	Capital Markets – 10.4%

7,500	Affiliated Managers Group Inc.	6.375%	BBB	$170,700

15,500	Allied Capital Corporation	6.875%	BBB	361,150

22,375	Apollo Investment Corporation	6.625%	BBB	485,761

5,000	BGC Partners Inc.	8.125%	BBB–	127,900

8,950	Fifth Street Finance Corporation	5.875%	BBB–	218,201

18	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Capital Markets (continued)

11,151	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	Baa3	$247,664

9,955	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	221,698

7,625	Hercules Technology Growth Capital Incorporated	7.000%	N/R	194,438

6,892	Hercules Technology Growth Capital Incorporated	7.000%	N/A	177,262

12,500	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	300,000

1,000	Medley Capital Corporation	7.125%	N/A	26,280

14,450	Medley Capital Corporation	6.125%	N/R	336,685

6,256	Morgan Stanley	4.000%	BB+	122,117

14,975	MVC Capital Incorporated	7.250%	N/A	376,022

200	Saratoga Investment Corporation	7.500%	N/R	5,050

18,150	Solar Capital Limited	6.750%	BBB–	387,866

35	Triangle Capital Corporation	7.000%	N/R	894

14,250	Triangle Capital Corporation	6.375%	N/A	346,275
	Total Capital Markets			4,105,963

	Commercial Banks – 9.2%

900	Associated Banc-Corp.	8.000%	BB+	24,390

5,000	BB&T Corporation	5.625%	BBB	102,850

10,100	Boston Private Financial Holdings Inc.	6.950%	N/R	239,673

9,625	First Horizon National Corporation	6.200%	BB	205,109

7,957	First Niagara Finance Group	8.625%	BB+	229,639

11,075	First Republic Bank of San Francisco	6.200%	BBB	247,526

5,000	FirstMerit Corporation	5.875%	BBB–	107,000

17,100	GMAC LLC	7.300%	BB–	428,355

13,225	HSBC Holdings PLC	8.000%	BBB+	357,736

6,400	Morgan Stanley, (2)	7.125%	BB+	161,280

6,975	PNC Financial Services	6.125%	BBB	176,049

9,712	Private Bancorp Incorporated	7.125%	N/A	240,275

7,508	Regions Financial Corporation	6.375%	BB	169,380

6,668	TCF Financial Corporation	7.500%	BB	168,034

9,326	TCF Financial Corporation	6.450%	BB	210,301

10,000	Texas Capital Bancshares Inc.	6.500%	BB	223,900

1,266	Taylor Capital Group	8.000%	N/R	32,777

2,000	U.S. Bancorp.	6.500%	BBB+	51,980

9,775	Webster Financial Corporation	6.400%	Ba1	220,426

880	Zions Bancorporation	7.900%	BB	24,218
	Total Commercial Banks			3,620,898

	Consumer Finance – 3.3%

9,707	Discover Financial Services	6.500%	BB	228,309

7,500	GMAC Capital Trust I	8.125%	B3	200,625

10,000	GMAC LLC	7.250%	BB–	251,900

13,350	HSBC Finance Corporation	6.360%	BBB+	316,796

Nuveen Investments	19

Portfolio of Investments September 30, 2013 (continued)

Nuveen NWQ Flexible Income Fund

Shares	Description (1)	Coupon	Ratings (3)	Value

	Consumer Finance (continued)

15,000	SLM Corporation	6.000%	BBB–	$310,800
	Total Consumer Finance			1,308,430

	Diversified Financial Services – 4.7%

19,000	Citigroup Inc.	7.125%	BB	479,750

1,900	Intl FCStone Inc.	8.500%	N/R	48,450

7,951	KCAP Financial Inc.	7.375%	N/A	206,407

17,200	KKR Financial Holdings LLC	7.375%	BB+	430,000

14,500	Main Street Capital Corporation	6.125%	N/R	339,300

14,500	PennantPark Investment Corporation	6.250%	BBB–	348,000
	Total Diversified Financial Services			1,851,907

	Diversified Telecommunication Services – 1.0%

10,000	Qwest Corporation	7.375%	BBB–	250,400

7,650	Qwest Corporation	6.125%	BBB–	161,874
	Total Diversified Telecommunication Services			412,274

	Electric Utilities – 1.3%

4,675	NextEra Energy Inc.	5.000%	BBB	88,591

10,000	PPL Capital Funding, Inc.	5.900%	BB+	213,200

10,093	SCE Trust I	5.625%	Baa2	207,411
	Total Electric Utilities			509,202

	Household Durables – 0.9%

14,300	Pitney Bowes Incorporated	6.700%	BBB	353,210

	Insurance – 10.4%

14,500	Allstate Corporation, (2)	6.750%	BBB–	363,225

5,925	American Financial Group	7.000%	BBB+	148,421

8,556	American Financial Group	6.375%	BBB+	203,034

17,400	Argo Group US Inc.	6.500%	BBB–	384,018

8,325	Aspen Insurance Holdings Limited	7.401%	BBB–	213,868

6,732	Aspen Insurance Holdings Limited	7.250%	BBB–	168,703

7,025	Axis Capital Holdings Limited	6.875%	BBB	166,984

6,725	Endurance Specialty Holdings Limited	7.750%	BBB–	170,277

13,853	Endurance Specialty Holdings Limited	7.500%	BBB–	345,494

11,700	Hanover Insurance Group	6.350%	Ba1	254,475

13,798	Maiden Holdings NA Limited	8.000%	BBB–	351,021

16,100	MetLife Inc.	6.500%	Baa2	400,729

840	PartnerRe Limited	7.250%	BBB+	21,134

4,865	Principal Financial Group	6.518%	BBB	120,993

9,840	Protective Life Corporation	6.000%	BBB	221,892

6,200	Prudential Financial Inc.	5.700%	BBB+	133,300

4,825	Reinsurance Group of America Inc.	6.200%	BBB	119,081

5,000	RenaissanceRe Holdings Limited	6.080%	BBB+	116,350

20	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Insurance (continued)

10,000	Selective Insurance Group	5.875%	BBB+	$206,400
	Total Insurance			4,109,399

	Marine – 0.8%

7,666	Costamare Inc.	7.625%	N/R	183,907

1,470	International Shipholding Corporation, (2)	9.000%	N/R	147,294
	Total Marine			331,201

	Metals & Mining – 0.5%

9,293	Gamco Global Gold Natural Resources & Income Trust	5.000%	A1	186,975

	Multi-Utilities – 1.0%

7,600	DTE Energy Company	6.500%	Baa2	186,960

7,750	Scana Corporation	7.700%	BBB–	204,523
	Total Multi-Utilities			391,483

	Oil, Gas & Consumable Fuels – 4.7%

2,050	Kayne Anderson MLP Trust	4.600%	AA	50,943

8,680	Magnum Hunter Resources Corporation	8.000%	N/A	397,978

8,300	Miller Energy Resources Inc., (2)	10.500%	N/A	207,500

8,000	Tsakos Energy Navigation Limited., (2)	8.875%	N/R	197,600

14,170	Nustar Logistics Limited Partnership	7.625%	Ba2	357,651

20,000	Teekay Offshore Partners LP	7.250%	N/R	493,800

5,254	Vanguard Natural Resources LLC	7.875%	N/R	134,240
	Total Oil, Gas & Consumable Fuels			1,839,712

	Real Estate Investment Trust – 28.8%

10,425	AG Mortgage Investment Trust	8.000%	N/A	240,818

20,000	Annaly Capital Management	7.625%	N/A	479,000

700	Apartment Investment & Management Company	7.000%	BB–	17,514

10,000	Apollo Commercial Real Estate Finance	8.625%	N/A	251,000

15,916	Apollo Residential Mortgage Inc.	8.000%	N/A	367,341

9,825	Arbor Realty Trust Incorporated	8.250%	N/R	242,972

3,200	Arbor Realty Trust Incorporated	7.750%	N/A	74,880

6,861	Ashford Hospitality Trust Inc.	9.000%	N/A	178,180

11,804	Capstead Mortgage Corporation	7.500%	N/R	282,233

10,814	CBL & Associates Properties Inc.	7.375%	BB	270,134

2,486	CBL & Associates Properties Inc.	6.625%	BB	57,849

14,521	Cedar Shopping Centers Inc., Series B	7.250%	N/A	333,983

7,718	Chesapeake Lodging Trust	7.750%	N/A	191,561

8,225	Coresite Realty Corporation	7.250%	N/A	196,166

9,582	CYS Investments Inc.	7.750%	N/A	216,362

7,500	CYS Investments Inc.	7.500%	N/R	156,300

9,858	DDR Corporation	6.500%	Ba1	217,073

10,000	DDR Corporation	6.250%	Ba1	210,600

15,550	Digital Realty Trust Inc.	7.000%	Baa3	372,889

Nuveen Investments	21

Portfolio of Investments September 30, 2013 (continued)

Nuveen NWQ Flexible Income Fund

Shares	Description (1)	Coupon	Ratings (3)	Value

	Real Estate Investment Trust (continued)

3,000	Duke Realty Corporation, Series L	6.600%	Baa3	$71,340

15,500	Dupont Fabros Technology	7.875%	Ba2	390,600

200	Dupont Fabros Technology	7.625%	Ba2	5,002

8,100	Dynex Capital inc.	8.500%	N/A	197,397

8,675	Dynex Capital inc.	7.625%	N/R	196,142

6,700	First Potomac Realty Trust	7.750%	N/R	169,978

9,071	Hatteras Financial Corporation	7.625%	N/A	206,819

5,257	Hersha Hospitality Trust	6.875%	N/R	121,542

7,398	Inland Real Estate Corporation	8.125%	N/R	189,315

15,758	Invesco Mortgage Capital Inc.	7.750%	N/A	354,870

10,600	Kennedy-Wilson Inc.	7.750%	BB–	264,788

6,150	Kimco Realty Corporation,	6.000%	Baa2	134,931

11,223	MFA Financial Inc.	8.000%	N/A	284,952

7,400	MFA Financial Inc.	7.500%	N/A	170,200

9,100	National Retail Properties Inc.	6.625%	Baa3	208,845

8,992	National Retail Properties Inc.	5.700%	Baa3	177,052

14,450	New York Mortgage Trust Inc.	7.750%	N/R	297,670

9,089	Northstar Realty Finance Corporation	8.875%	N/A	223,044

7,712	Northstar Realty Finance Corporation	8.250%	N/R	181,078

9,975	Pebblebrook Hotel Trust	6.500%	N/R	212,966

7,500	Penn Real Estate Investment Trust	8.250%	N/A	191,625

13,500	PS Business Parks, Inc.	5.700%	Baa2	272,430

10,000	Rait Financial Trust	7.750%	N/R	232,300

11,776	Retail Properties of America	7.000%	N/A	268,140

9,045	Sabra Health Care Real Estate Investment Trust	7.125%	B3	214,819

14,250	Senior Housing Properties Trust	5.625%	BBB–	292,695

7,250	Strategic Hotel Capital Inc., Series B	8.250%	N/R	166,243

12,500	Strategic Hotel Capital Inc., Series C	8.250%	N/R	285,750

6,373	Summit Hotel Properties Inc.	7.875%	N/A	162,512

9,251	Taubman Centers Incorporated, Series K	6.250%	N/R	206,852

9,200	Urstadt Biddle Properties	7.125%	N/A	220,248

7,399	Winthrop Realty Trust Inc.	9.250%	N/R	194,742

8,850	Winthrop Realty Trust Inc.	7.750%	N/A	230,012
	Total Real Estate Investment Trust			11,353,754

	Real Estate Management & Development – 0.5%

8,200	Forest City Enterprises Inc.	7.375%	BB–	207,952

	Thrifts & Mortgage Finance – 1.2%

10,000	Astoria Financial Corporation	6.500%	BB	216,500

10,800	Everbank Financial Corporation	6.750%	N/A	238,356
	Total Thrifts & Mortgage Finance			454,856

22	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	U.S. Agency – 0.9%

250	Cobank Agricultural Credit Bank (4), 144A	6.250%		A–	$23,758

1,275	Cobank Agricultural Credit Bank (4)	6.125%		A–	120,129

2,250	Farm Credit Bank of Texas (4), 144A	6.750%		Baa1	225,422
	Total U.S. Agency				369,309
	Total $25 Par (or similar) Retail Structures (cost $33,383,004)				31,406,525

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.8%

	Diversified Financial Services – 0.3%

$150	ING US Inc.	5.650%	5/15/53	Ba1	$137,122

	Oil, Gas & Consumable Fuels – 0.5%

200	DCP Midstream LLC	5.850%	5/21/43	Baa3	183,000
$350	Total Convertible Bonds (cost $322,319)				320,122

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 6.6%

	Commercial Services & Supplies – 1.9%

$230	RR Donnelley & Son Company	8.250%	3/15/19	BB	$255,300

180	RR Donnelley & Son Company	7.875%	3/15/21	BB	193,050

350	Iron Mountain Inc.	5.750%	8/15/24	B1	315,000
760	Total Commercial Services & Supplies				763,350

	Diversified Financial Services – 2.0%

225	Icahn Enterprises Finance, 144A	6.000%	8/01/20	BBB–	225,000

550	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B+	544,500
775	Total Diversified Financial Services				769,500

	Diversified Telecommunication Services – 2.3%

900	Frontier Communications Corporation	7.125%	1/15/23	BB+	897,750

	Oil, Gas & Consumable Fuels – 0.4%

175	Vanguard Natural Resources Finance	7.875%	4/01/20	B	177,188
$2,610	Total Corporate Bonds (cost $2,595,089)				2,607,788

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 4.1%

	Commercial Banks – 0.8%

$300	Zions Bancorporation	7.200%	N/A (5)	BB	$298,500

	Diversified Financial Services – 1.3%

100	General Electric Capital Corporation	6.250%	N/A (5)	AA–	101,000

450	JPMorgan Chase & Company	5.150%	N/A (5)	BBB	393,750
550	Total Diversified Financial Services				494,750

Nuveen Investments	23

Portfolio of Investments September 30, 2013 (continued)

Nuveen NWQ Flexible Income Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Insurance – 2.0%

$100	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	$108,000

3	Prudential PLC	7.750%	N/A (5)	A–	3,206

300	StanCorp Financial Group Inc.	6.900%	6/01/67	BBB–	297,000

18	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	18,360

400	XL Capital Ltd	6.500%	N/A (5)	BBB–	383,000
821	Total Insurance				809,566
$1,671	Total $1,000 Par (or similar) Institutional Structures (cost $1,623,232)				1,602,816
	Total Long-Term Investments (cost $40,951,836)				38,950,122

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.6%

$1,026	Repurchase Agreement with State Street Bank, dated 9/30/13, repurchase price $1,026,084, collateralized by 1,045,000 U.S. Treasury Notes, 0.625%, due 7/15/16, value $1,047,592	0.000%	10/01/13		$1,026,084
	Total Short-Term Investments (cost $1,026,084)				1,026,084
	Total Investments (cost $41,977,920) – 101.4%				39,976,206
	Other Assets Less Liabilities – (1.4)%				(532,558)
	Net Assets – 100%				$39,443,648

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurments for more information.

(5)	Perpetual security. Maturity date is not applicable.

N/A	Not applicable.

CORTS	Corporate Backed Trust Securities.

PPLUS	PreferredPlus Trust.

REIT	Real Estate Investment Trust.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of

Assets and Liabilities September 30, 2013

Assets
Long-term investments, at value (cost $40,951,836)	$38,950,122
Short-term investments, at value (cost approximates value)	1,026,084
Cash	8,703
Receivable for:
Dividends	145,438
Interest	87,394
Investments sold	155,227
Reclaims	2,398
Shares sold	164,211
Other assets	462
Total assets	40,540,039
Liabilities
Payable for:
Dividends	16,396
Investments purchased	129,600
Shares redeemed	886,429
Accrued expenses:
Management fees	5,173
Trustees fees	178
12b-1 distribution and service fees	7,531
Other	51,084
Total liabilities	1,096,391
Net assets	$39,443,648
Class A Shares
Net assets	$17,634,589
Shares outstanding	852,017
Net asset value per share	$20.70
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$21.73
Class C Shares
Net assets	$4,555,324
Shares outstanding	220,519
Net asset value and offering price per share	$20.66
Class I Shares
Net assets	$17,253,735
Shares outstanding	832,671
Net asset value and offering price per share	$20.72
Net assets consist of:
Capital paid-in	$41,605,527
Undistributed (Over-distribution of) net investment income	29,468
Accumulated net realized gain (loss)	(189,633)
Net unrealized appreciation (depreciation)	(2,001,714)
Net assets	$39,443,648
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of

Operations Year Ended September 30, 2013

Dividend and Interest Income (net of foreign tax withheld of $135)	$1,094,112
Expenses
Management fees	121,153
12b-1 service fees – Class A	19,873
12b-1 distribution and service fees – Class C	21,869
Shareholder servicing agent fees and expenses	11,911
Custodian fees and expenses	25,886
Trustees fees and expenses	608
Professional fees	39,632
Shareholder reporting expenses	56,168
Federal and state registration fees	21,517
Other expenses	5,346
Total expenses before fee waiver/expense reimbursement	323,963
Fee waiver/expense reimbursement	(161,081)
Net expenses	162,882
Net investment income (loss)	931,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(182,174)
Call options written	942
Change in net unrealized appreciation (depreciation) of investments	(2,145,610)
Net realized and unrealized gain (loss)	(2,326,842)
Net increase (decrease) in net assets from operations	$(1,395,612)

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 9/30/13	Year Ended 9/30/12
Operations
Net investment income (loss)	$931,230	$117,821
Net realized gain (loss) from:
Investments	(182,174)	108,170
Call options written	942	11,917
Change in net unrealized appreciation (depreciation) of:
Investments	(2,145,610)	135,898
Call options written	—	(615)
Net increase (decrease) in net assets from operations	(1,395,612)	373,191
Distributions to Shareholders
From net investment income:
Class A	(419,497)	(30,300)
Class C	(98,909)	(26,200)
Class R3	N/A	(19,222)
Class I	(374,583)	(42,283)
From accumulated net realized gains:
Class A	(46,028)	(34,250)
Class C	(21,236)	(34,250)
Class R3	N/A	(34,250)
Class I	(49,156)	(34,250)
Decrease in net assets from distributions to shareholders	(1,009,409)	(255,005)
Fund Share Transactions
Proceeds from sale of shares	46,291,042	539,500
Proceeds from shares issued to shareholders due to reinvestment of distributions	768,898	—
	47,059,940	539,500
Cost of shares redeemed	(7,460,835)	(529,500)
Net increase (decrease) in net assets from Fund share transactions	39,599,105	10,000
Net increase (decrease) in net assets	37,194,084	128,186
Net assets at the beginning of period	2,249,564	2,121,378
Net assets at the end of period	$39,443,648	$2,249,564
Undistributed (Over-distribution of) net investment income at the end of period	$29,468	$3,460
N/A	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	27

Financial

Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)		Investment Operations			Less Distributions
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/09)
2013	$22.41	$1.14	$(.85)	$.29	$(1.18)	$(.82)	$(2.00)	$20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
2011	22.59	1.22	(.37)	.85	(1.43)	(.79)	(2.22)	21.22
2010(d)	20.00	1.07	2.38	3.45	(.86)	—	(.86)	22.59
Class C (12/09)
2013	22.37	.98	(.86)	.12	(1.01)	(.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
2011	22.55	1.06	(.37)	.69	(1.26)	(.79)	(2.05)	21.19
2010(d)	20.00	.94	2.37	3.31	(.76)	—	(.76)	22.55
Class I (12/09)
2013	22.42	1.24	(.88)	.36	(1.24)	(.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42
2011	22.60	1.28	(.37)	.91	(1.49)	(.79)	(2.28)	21.23
2010(d)	20.00	1.12	2.37	3.49	(.89)	—	(.89)	22.60

28	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.21%	$17,635	1.92%		4.47%		.97%		5.42%		47%
19.24	560	4.52		2.07		.97		5.62		85
3.78	531	2.78		3.70		.98		5.51		76
17.46	565	3.61	*	3.55	*	.99	*	6.17	*	53

.45	4,555	2.79		3.56		1.72		4.63		47
18.32	559	5.27		1.32		1.72		4.87		85
3.05	530	3.53		2.95		1.73		4.76		76
16.74	564	4.36	*	2.80	*	1.74	*	5.41	*	53

1.53	17,254	1.64		5.00		.72		5.92		47
19.53	1,130	3.59		3.08		.72		5.94		85
4.05	531	2.53		3.95		.73		5.76		76
17.68	565	3.36	*	3.80	*	.74	*	6.42	*	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Fund Information

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest without limit in below-investment-grade securities, commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the Fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies. Effective October 24, 2013 (subsequent to the close of this reporting period) the Fund may invest in debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more that 10% of its net assets in common units of MLPs.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of September 30, 2013, the Fund had no outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

30	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics

Nuveen Investments	31

Notes to Financial Statements (continued)

considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,259,546	$—	$—	$2,259,546
Preferred Stocks	491,700	—	—	491,700
Convertible Preferred Securities	261,625	—	—	261,625
$25 Par (or similar) Retail Structures	31,037,216	369,309	—	31,406,525
Convertible Bonds	—	320,122	—	320,122
Corporate Bonds	—	2,607,788	—	2,607,788
$1,000 Par (or similar) Institutional Structures	—	1,602,816	—	1,602,816
Short-Term Investments:
Repurchase Agreements	—	1,026,084	—	1,026,084
Total	$34,050,087	$5,926,119	$—	$39,976,206
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Retail Structures classified as Level 2.

32	Nuveen Investments

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$25 Par (or similar) Retail Structures	$477,538	$—	$—	$(477,538)	$—	$—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments	33

Notes to Financial Statements (continued)

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended September 30, 2013, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. The Fund exited these call options during the period. The average notional amount of call options written during the fiscal year ended September 30, 2013, was as follows:

Average notional amount of call options written*	$(4,920)
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) recognized for the fiscal year ended September 30, 2013, on call options written, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)
Equity price	Options	$942

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

34	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,010,751	$22,136,245	-	$-
Class C	240,287	5,222,451	-	-
Class R3	N/A	N/A	-	-
Class I	868,652	18,932,346	25,411	539,500
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,204	410,767	-	-
Class C	3,342	71,144	-	-
Class I	13,554	286,987	-	-
	2,155,790	47,059,940	25,411	539,500
Shares redeemed:
Class A	(202,938)	(4,331,790)	-	-
Class C	(48,110)	(1,011,022)	-	-
Class R3	N/A	N/A	(25,000)	(529,500)
Class I	(99,946)	(2,118,023)	-	-
	(350,994)	(7,460,835)	(25,000)	(529,500)
Net increase (decrease)	1,804,796	$39,599,105	411	$10,000

N/A	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2013, aggregated $46,599,135 and $7,535,336, respectively.

Transactions in call options written during the fiscal year ended September 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	-	$-
Options written	6	942
Options terminated in closing purchase transactions	-	-
Options exercised	(6)	(942)
Outstanding, end of period	-	$-

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

Nuveen Investments	35

Notes to Financial Statements (continued)

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$41,978,194
Gross unrealized:
Appreciation	$155,184
Depreciation	(2,157,172)
Net unrealized appreciation (depreciation) of investments	$(2,001,988)

Permanent differences, primarily due to complex securities tax character adjustments, federal taxes paid, bond premium amortization adjustments, investments in partnerships and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2013, the Fund’s tax year end, as follows:

Capital paid in	$(75)
Undistributed (Over-distribution of) net investment income	(12,233)
Accumulated net realized gain (loss)	12,308

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1,2]	$197,292
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2013 through September 30, 2013 and paid on October 1, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2013 and September 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013
Distributions from net ordinary income[2]	$759,496
Distributions from net long-term capital gains[3]	82,512
2012
Distributions from net ordinary income[2]	$197,783
Distributions from net long-term capital gains	57,000
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]

The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gains to zero for the tax year ended September 30, 2013.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[4]	$179,799
Late-year ordinary losses[5]	—
[4]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Fund’s tax year end.
[5]	Ordinary losses incurred from January 1, 2013 through September 30, 2013 and specified losses incurred from November 1, 2012 through September 30, 2013.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

36	Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2013, the complex-level fee rate for the Fund was .1686%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% through January 31, 2014 (1.25% thereafter), of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$170,928
Paid to financial intermediaries (Unaudited)	152,101

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$37,454

Nuveen Investments	37

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2013, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$18,296

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2013, as follows:

CDSC retained (Unaudited)	$1,310

As of September 30, 2013, Nuveen owned shares of the Fund as follows:

Class A Shares	25,000
Class C Shares	25,000
Class I Shares	50,462

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to a enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

38	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

Nuveen Investments	39

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

40	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

Nuveen Investments	41

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

42	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and NWQ Investment Management Company, LLC (the “Sub-Adviser”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

44	Nuveen Investments

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, and three-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Fund) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, the Independent Board Members noted that the Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) that were below its respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Fund, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

46	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. 50% Corporate & 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Conservative Target Risk Index: An index that seeks to represent a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek below-average exposure to equity market risk and returns. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL 60606

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen NWQ Flexible Income Fund	29.00%	34.00%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NFI-0913P

Mutual Funds

Nuveen Commodity Strategy Funds

For investors seeking the potential for attractive total return.

Annual Report September 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2013

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Portfolio Managers’ Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

These Funds are managed by Nuveen Fund Advisors, LLC (NFA), a wholly-owned subsidiary of Nuveen Investments. The Funds’ sub-advisors are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen Investments. Susan Wager and Randy Migdal from Gresham manage the Funds’ commodity investments and Douglas M. Baker, CFA, from Nuveen Asset Management manages the Funds’ fixed income investments. They have managed the Funds since their inceptions on July 30, 2012.

Here the managers review general market conditions and trends, key strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2013.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting (subsequent to the close of this reporting period), the Central Bank reiterated this decision and said that it expected its “highly accommodative stance of monetary policy” to remain for “a considerable time” after the purchase program ends and the economic recovery strengthens.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, compared with a 2.5% rate for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.2% year-over-year as of September 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to improve slowly, with unemployment remaining above the Federal Reserve’s target of 6.5%. As of September 2013, the national unemployment rate was 7.2%, the lowest level since November 2008, down from 7.8% in September 2012. The

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Portfolio Managers’ Comments (continued)

housing market, long a major weak spot in the economic recovery, delivered good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.8% for the twelve months ended August 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006. This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. Lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013 (through September 30), the federal budget for fiscal 2014 remained under debate. (On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014.) In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing (QE) program and the potential impact on the economy and financial markets, which led to increased market volatility.

Commodity markets were volatile in this environment, tumbling 14.4% during the reporting period, as measured by the Dow Jones-UBS Commodity IndexSM (the Index). Five of the six commodity groups in the Index declined amid a challenging backdrop of global economic uncertainty, geopolitical tensions in the Middle East and North Africa and speculation about the timing of the Feds QE tapering.

The energy group finished the reporting period lower. Rising natural gas and crude oil inventories put downward pressure on prices at the end of 2012. Energy rebounded in the first quarter of 2013 when efforts to reduce the West Texas Intermediate (WTI) oil surplus at the Cushing, Oklahoma distribution hub were well received by the market. The group sustained a loss during the second quarter on fears about slackening global demand. In the final three months of the reporting period, energy rose modestly as escalating tensions throughout the Middle East and North Africa increased uncertainty about oil supplies.

Agriculture commodities, as grouped by the Funds’ managers, struggled throughout the reporting period, ending the reporting period with a double-digit loss. After a drought in 2012 pushed grain prices higher, crop damage to soybeans, wheat and corn appeared to be less severe than initially expected, causing prices to fall. Additionally, significant harvests in South America and forecasts for stronger 2013 harvests in the U.S. further weighed on prices at the end of 2012. 2013 presented more favorable growing conditions and fueled expectations for a record corn harvest, which weighed on prices for the remainder of the reporting period.

Industrial metals also fell by double digits. Although the Fed announced a third round of QE stimulus in September 2012, demand for industrial metals did not accelerate and supplies began rising. Slowing economic growth in China also dampened the outlook for industrial metal demand. These events depressed prices for most of the reporting period.

The precious metals group also struggled for most of the reporting period, ending in negative territory. Investor preference for risky assets crimped demand for perceived “safe haven” investments, including gold and silver. The second quarter was especially challenging, as precious metals prices fell in April on news that Cyprus could liquidate its gold

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reserves as part of a bailout settlement with the International Monetary Fund and the European Union. Renewed demand in the third quarter led to a rally in gold and silver prices, but the gains did not offset losses earlier in the reporting period.

Foods and fibers, as grouped by the Funds’ managers, were also down. Expectations for crop surplus and reduced demand weighed on coffee prices. Sugar prices also fell during the reporting period, however, cotton rose, as price appreciation in the first half of the reporting period was driven by expectations for a smaller crop and greater demand from China.

The livestock group was the only group in the Index with a positive return for the reporting period. Earlier in 2012, high grain prices encouraged farmers to bring livestock to market early. The anticipation of rising supply hurt livestock prices in late 2012 and early 2013, however, prices strengthened in the second and third quarters. A virus affecting piglets and the discontinuation of a feed supplement intended to speed weight gain in cattle led to concerns about supply shortages in hogs and cattle. Seasonal demand for summer grilling also bolstered prices.

How did the Funds perform during the twelve-month reporting period ended September 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year and since inception periods ending September 30, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Dow Jones-UBS Commodity IndexSM and Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) for the Nuveen Gresham Diversified Commodity Strategy Fund outperformed the Dow Jones-UBS Commodity IndexSM and its Lipper average for the twelve-month reporting period ended September 30, 2013.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

Within the Fund’s portfolio, the energy, industrial metals, foods and fibers, agriculture and precious metals groups outperformed the Index during the reporting period, while livestock was a relative underperformer.

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Portfolio Managers’ Comments (continued)

Energy was the Fund’s largest positive contributor to relative performance. Here, the Fund outpaced the Index in its natural gas, unleaded gas (RBOB-Reformulated Gasoline Blendstock for Oxygen Blending), crude oil and heating oil holdings, with a slight relative gain from its position in Brent crude. The Fund’s exposure to gas oil, which is not represented in the Index, detracted modestly.

In the industrial metals group, the Fund outperformed the Index. On an absolute basis, all of the underlying metals were down for reporting period in both the Fund and Index. The Fund lost less value than the Index in its nickel, aluminum and zinc positions, which benefited relative performance. In addition, the Fund’s more diversified exposure, including holdings in London Metals Exchange (LME) copper contracts and lead, both of which are not represented in the Index, aided relative results.

The Fund’s foods and fibers group also outpaced the Index. The Fund ended the reporting period considerably underweight in this group relative to the Index, which helped to mitigate the overall group’s negative performance. Furthermore, although relative gains were tempered by weak performance from coffee and sugar holdings, the Fund’s cotton position outperformed the Index.

The Fund’s agriculture group outperformed the Index. Relative to the Index, positive results from the Fund’s positions in soybean meal, corn and soybean oil helped offset relative losses from wheat and soybean holdings. An overall underweight in the group also aided relative outperformance.

In the precious metals group, the Fund slightly outperformed the Index. The Fund’s positions in gold and silver hampered relative performance, but exposure to palladium, which is not included in the Index, was advantageous.

The Fund’s livestock group underperformed the Index. Although the Fund’s lean hogs position did better than the Index, the Fund’s holdings in live cattle and feeder cattle (which are not held in the Index) had larger losses.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) for the Nuveen Gresham Long/Short Commodity Strategy Fund outperformed both the Dow Jones-UBS Commodity IndexSM (the Index) and its Lipper average, but underperformed the Barclay BTOP50 Index during the reporting period ended September 30, 2013.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of trends in rising and falling prices to provide an attractive return.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups. After determining commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends, and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund held a mix of long and short positions in all commodity groups except livestock, where it was entirely long. By comparison, the Index holds only long positions. For the reporting period, the Fund underperformed the Index in the energy and livestock groups, but outperformed in the agriculture, industrial metals, precious metals and foods and fibers groups.

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In the energy group, the Fund’s relative performance was hampered by adverse changes in positioning caused by volatility in energy commodity prices. The Fund’s energy positions moved between flat and long positions more often than the Index across many energy commodities including crude oil, gas oil heating oil, gasoline (RBOB) and natural gas. (The Fund’s investment policy does not implement short positions in the petroleum commodities complex. Instead, when price trends indicate a short position, the Fund takes a zero, or flat, position.) This contributed to underperformance for the group.

The livestock group was another relative underperformer in the Fund. The Fund’s short position in live cattle was hurt by a price rally in the third quarter of 2013, which detracted from relative returns. Relative losses were also sustained in the Fund’s lean hogs position.

Conversely, the Fund outperformed the Index in the agriculture group. The group struggled during the reporting period, with all five contracts in the Index ending the reporting period lower. The Fund, however, had positive results from its short positions in corn, wheat, and soybean oil – contracts that experienced falling prices amid surplus fears.

In both the industrial metals and precious metals groups, the Fund’s relative outperformance was due to its short positions in a falling market, whereas the Index holds only long positions.

Finally, the foods and fibers group was a standout relative performer for the Fund. The Fund’s underweight exposures to coffee and sugar helped temper the negative effect of these contracts’ price declines during the reporting period.

The Funds’ Fixed Income Investments

During the reporting period, Nuveen Asset Management invested the available fixed income investment proceeds per the mandated investment guidelines. A majority of the assets managed by Nuveen Asset Management were invested in a laddered strategy of U.S. Treasury bills. Nuveen Asset Management does not anticipate deviating materially from this strategy in the near future barring any unforeseen developments in the marketplace.

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Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Funds’ prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	(12.16)%	(7.76)%
Class A Shares at maximum Offering Price	(17.21)%	(12.30)%
Dow Jones-UBS Commodity IndexSM**	(14.35)%	(10.91)%
Lipper Commodities General Funds Classification Average**	(12.46)%	(9.61)%

Class C Shares	(12.81)%	(8.46)%
Class I Shares	(11.91)%	(7.50)%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.11%	1.32%
Class C Shares	3.86%	2.07%
Class I Shares	2.86%	1.07%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 7/30/12.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

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Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (continued)

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	(5.40)%	(6.09)%
Class A Shares at maximum Offering Price	(10.84)%	(10.71)%
Dow Jones-UBS Commodity IndexSM**	(14.35)%	(10.91)%
Barclay BTOP50 Index**	(3.91)%	(5.09)%
Lipper Commodities General Funds Classification Average**	(12.46)%	(9.61)%

Class C Shares	(6.12)%	(6.82)%
Class I Shares	(5.24)%	(5.91)%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.28%	1.72%
Class C Shares	4.03%	2.47%
Class I Shares	3.03%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 7/30/12.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

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Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Holding Summaries September 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Gresham Diversified Commodity Strategy Fund

Commodity Group Weightings1

Energy	38.0%
Agriculturals	17.8%
Industrial Metals	16.9%
Precious Metals	13.7%
Livestock	8.7%
Foods & Fibers	4.9%

Fixed Income Investments3

U.S. Government and Agency Obligations	90.7%
Repurchase Agreements	9.3%

Top 10 Commodity Holdings1

Crude Oil	22.2%
Gold	9.8%
Copper	9.2%
Natural Gas	6.9%
Soybeans	5.4%
Live Cattle	5.0%
Wheat	4.4%
Corn	4.4%
Aluminum	4.4%
Heating Oil	3.9%

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Nuveen Gresham Long/Short Commodity Strategy Fund

Commodity Group Weightings2

Energy	38.7%
Agriculturals	17.1%
Industrial Metal	16.9%
Precious Metals	14.1%
Livestock	8.6%
Foods & Fibers	4.6%

Fixed Income Investments3

U.S. Government and Agency Obligations	87.9%
Repurchase Agreements	12.1%

Top 5 Long Commodity Holdings2

Crude Oil	23.1%
Soybeans	5.0%
Live Cattle	4.8%
Copper	4.7%
Silver	2.8%

Top 5 Short Commodity Holdings2

Gold	10.4%
Natural Gas	6.6%
Aluminum	4.8%
Corn	4.6%
Copper	4.3%

Long/Short Weightings[2]	Long	Short	Flat
Energy	24.3%	6.6%	7.8%
Agriculturals	7.1%	10.0%	0.0%
Industrial Metals	4.7%	12.2%	0.0%
Precious Metals	2.8%	11.3%	0.0%
Livestock	8.6%	0.0%	0.0%
Food & Fibers	3.6%	1.0%	0.0%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. Holdings are subject to change. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

2	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. Holdings are subject to change. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

3	As a percentage of total short-term investments. Holdings are subject to change.

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Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$946.60	$942.80	$947.70	$1,018.45	$1,014.69	$1,019.70
Expenses Incurred During Period	$6.44	$10.08	$5.22	$6.68	$10.45	$5.42

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07% and 1.07% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Gresham Long/Short Commodity Strategy Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$995.70	$991.90	$996.80	$1,016.44	$1,012.68	$1,017.70
Expenses Incurred During Period	$8.61	$12.33	$7.36	$8.69	$12.46	$7.44

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.72%, 2.47% and 1.47% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund (each a series of the Nuveen Investment Trust V, hereinafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 26, 2013

Nuveen Investments	19

Consolidated Portfolio of

Investments September 30, 2013

Nuveen Gresham Diversified Commodity Strategy Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 93.9%

	U.S. Government and Agency Obligations – 85.2%

$1,300	U.S. Treasury Bills	0.000%	12/12/13	Aaa	$1,299,968

1,500	U.S. Treasury Bills	0.000%	1/09/14	Aaa	1,499,968

1,650	U.S. Treasury Bills	0.000%	2/06/14	Aaa	1,649,913

1,500	U.S. Treasury Bills	0.000%	3/06/14	Aaa	1,499,902

1,970	U.S. Treasury Bills	0.000%	4/03/14	Aaa	1,969,673

2,000	U.S. Treasury Bills	0.000%	5/01/14	Aaa	1,999,500

1,450	U.S. Treasury Bills	0.000%	5/29/14	Aaa	1,449,565

1,800	U.S. Treasury Bills	0.000%	6/26/14	Aaa	1,799,296

500	U.S. Treasury Bills	0.000%	7/24/14	Aaa	499,743

1,000	U.S. Treasury Bills	0.000%	8/21/14	Aaa	999,325

1,500	U.S. Treasury Bills	0.000%	9/18/14	Aaa	1,498,716
16,170	Total U.S. Government and Agency Obligations				16,165,569

	Repurchase Agreements – 8.7%

390	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/13, repurchase price $389,615, collateralized by $340,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $402,900	0.000%	10/01/13	N/A	389,615

1,269	Repurchase Agreement with State Street Bank, dated 9/30/13, repurchase price $1,269,166, collateralized by $1,425,000 Federal Home Loan Mortgage Corporation Notes, 2.000%, due 1/30/23, value $1,296,042 (5)	0.000%	10/01/13	N/A	1,269,166
$1,659	Total Repurchase Agreements				1,658,781

	Total Short-Term Investments (cost $17,817,864) – 93.9%				17,824,350
	Other Assets Less Liabilities – 6.1%				1,158,958
	Net Assets – 100%				$18,983,308

Investments in Derivatives as of September 30, 2013 (4)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	January 2014	14	$1,491,560	$(17,869)

	ICE Brent Crude Oil Futures Contract	Long	March 2014	5	525,600	(15,026)

	NYMEX Crude Oil Futures Contract	Long	March 2014	6	594,780	(8,731)

	NYMEX WTI Crude Oil Futures Contract	Long	November 2013	6	613,980	39,540

	NYMEX WTI Crude Oil Futures Contract	Long	January 2014	10	1,011,500	21,748
	Total Crude Oil				4,237,420	19,662

	Gas Oil

	ICE Gas Oil Futures Contract	Long	November 2013	3	273,600	(11,850)

20	Nuveen Investments

Investments in Derivatives as of September 30, 2013 (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)

Energy (continued)	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	November 2013	2	$249,606	$(6,104)

	NYMEX NY Harbor ULSD Futures Contract	Long	January 2014	2	248,976	(7,435)

	NYMEX NY Harbor ULSD Futures Contract	Long	March 2014	2	247,548	(10,648)
	Total Heating Oil				746,130	(24,187)

	Natural Gas
	NYMEX Natural Gas Futures Contract	Long	November 2013	8	284,800	5,991

	NYMEX Natural Gas Futures Contract	Long	January 2014	16	612,960	(6,958)

	NYMEX Natural Gas Futures Contract	Long	March 2014	11	419,100	(16,245)
	Total Natural Gas				1,316,860	(17,212)

	Unleaded Gas
	NYMEX Gasoline RBOB Futures Contract	Long	November 2013	6	662,306	(25,004)
	Total Energy				7,236,316	(58,591)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	December 2013	19	873,881	(26,556)

	LME Primary Aluminum Futures Contract	Short	December 2013	(1)	(45,994)	—
	Total Aluminum				827,887	(26,556)

	Copper

	CEC Copper High Grade Futures Contract	Long	December 2013	4	332,300	1,156

	CEC Copper High Grade Futures Contract	Long	March 2014	6	499,950	5,121

	LME Copper Futures Contract	Long	December 2013	5	912,750	10,831
	Total Copper				1,745,000	17,108

	Lead

	LME Lead Futures Contract	Long	December 2013	3	158,644	(4,594)

	Nickel

	LME Nickel Futures Contract	Long	December 2013	3	251,037	(13,347)

	Zinc

	LME Zinc Futures Contract	Long	December 2013	5	239,344	(6,419)
	Total Industrial Metals				3,221,912	(33,808)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	December 2013	38	838,850	(116,418)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	December 2013	3	121,620	4,710

	CBOT Soybean Meal Futures Contract	Long	January 2014	4	161,320	(6,501)

	CBOT Soybean Meal Futures Contract	Long	March 2014	3	118,350	(2,564)
	Total Soybean Meal				401,290	(4,355)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	January 2014	8	198,720	(21,336)

	CBOT Soybean Oil Futures Contract	Long	March 2014	3	75,078	(3,714)
	Total Soybean Oil				273,798	(25,050)

Nuveen Investments	21

Consolidated Portfolio of Investments September 30, 2013 (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Investments in Derivatives as of September 30, 2013 (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)

Agriculturals (continued)	Soybeans

	CBOT Soybean Futures Contract	Long	November 2013	5	$320,688	$(6,358)

	CBOT Soybean Futures Contract	Long	January 2014	4	257,000	(15,443)

	CBOT Soybean Futures Contract	Long	March 2014	7	443,450	(9,721)
	Total Soybeans				1,021,138	(31,522)

	Wheat
	CBOT Wheat Futures Contract	Long	December 2013	10	339,250	16,327

	CBOT Wheat Futures Contract	Long	March 2014	3	103,050	945

	KCBT Wheat Futures Contract	Long	December 2013	5	184,875	8,425

	KCBT Wheat Futures Contract	Long	March 2014	1	37,013	1,976

	MGEX Red Spring Wheat Futures Contract	Long	December 2013	5	182,187	(3,101)
	Total Wheat				846,375	24,572
	Total Agriculturals				3,381,451	(152,773)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	February 2014	14	1,858,780	(45,500)

	Palladium

	NYMEX Palladium Futures Contract	Long	December 2013	1	72,715	125

	Platinum

	NYMEX Platinum Futures Contract	Long	January 2014	2	141,240	(9,653)

	Silver

	CEC Silver Futures Contract	Long	March 2014	5	543,900	(29,613)
	Total Precious Metals				2,616,635	(84,641)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2013	3	79,200	4,321

	Coffee

	ICE Coffee C Futures Contract	Long	December 2013	3	127,913	(13,254)

	LIFFE Coffee Robusta Futures Contract	Long	November 2013	3	49,260	(8,727)

	LIFFE Coffee Robusta Futures Contract	Long	January 2014	2	33,000	(3,165)
	Total Coffee				210,173	(25,146)

	Cotton

	ICE Cotton Futures Contract	Long	December 2013	3	130,815	(1,042)
	ICE Cotton Futures Contract	Long	March 2014	3	130,470	(720)
	Total Cotton				261,285	(1,762)

	Sugar

	ICE Sugar Futures Contract	Long	March 2014	19	386,019	14,051
	Total Foods & Fibers				936,677	(8,536)

22	Nuveen Investments

Investments in Derivatives as of September 30, 2013 (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	November 2013	2	$165,200	$6,861

	CME Feeder Cattle Futures Contract	Long	January 2014	1	82,000	606
	Total Feeder Cattle				247,200	7,467

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	December 2013	5	173,250	(2,583)

	CME Lean Hogs Futures Contract	Long	February 2014	8	284,480	(355)
	Total Lean Hogs				457,730	(2,938)

	Live Cattle

	CME Live Cattle Futures Contract	Long	December 2013	18	950,220	20,516
	Total Livestock				1,655,150	25,045
	Total Futures Contracts outstanding				$19,048,141	$(313,304)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings: (not covered by the report of independent registered public accounting firm) Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(4)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held by the Subsidiary. Refer to Notes to Financial Statements, Note 1 – General Information, Fund Information and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(5)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Fund Information and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KCBT	Kansas City Board of Trade

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

Nuveen Investments	23

Consolidated Portfolio of

Investments September 30, 2013

Nuveen Gresham Long/Short Commodity Strategy Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 95.6%

	U.S. Government and Agency Obligations – 84.1%

$350	U.S. Treasury Bills	0.000%	12/12/13	Aaa	$349,991

565	U.S. Treasury Bills	0.000%	1/09/14	Aaa	564,988

500	U.S. Treasury Bills	0.000%	2/06/14	Aaa	499,974

575	U.S. Treasury Bills	0.000%	3/06/14	Aaa	574,963

610	U.S. Treasury Bills	0.000%	4/03/14	Aaa	609,899

650	U.S. Treasury Bills	0.000%	5/01/14	Aaa	649,837

1,600	U.S. Treasury Bills	0.000%	5/29/14	Aaa	1,599,520

650	U.S. Treasury Bills	0.000%	6/26/14	Aaa	649,746

1,000	U.S. Treasury Bills	0.000%	9/18/14	Aaa	999,144
6,500	Total U.S. Government and Agency Obligations				6,498,062

	Repurchase Agreements – 11.5%

157	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/13, repurchase price $157,266, collateralized by $140,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $165,900	0.000%	10/01/13	N/A	157,266

735	Repurchase Agreement with State Street Bank, dated 9/30/13, repurchase price $734,715, collateralized by $825,000 Federal Home Loan Mortgage Corporation Notes, 2.000%, due 1/30/23, value $750,340 (5)	0.000%	10/01/13	N/A	734,715
$892	Total Repurchase Agreements				891,981

	Total Short-Term Investments (cost $7,387,611) – 95.6%				7,390,043
	Other Assets Less Liabilities – 4.4%				338,129
	Net Assets – 100%				$7,728,172

Investments in Derivatives as of September 30, 2013 (4)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value*	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	December 2013	8	$859,440	$26,640

	NYMEX Crude Oil Futures Contract	Long	November 2013	2	204,660	(6,026)

	NYMEX Crude Oil Futures Contract	Long	December 2013	7	713,300	(31,135)
	Total Crude Oil				1,777,400	(10,521)

	Gas Oil

	ICE Gas Oil Futures Contract	Long	December 2013	1	90,825	(3,650)

24	Nuveen Investments

Investments in Derivatives as of September 30, 2013 (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value*	Unrealized Appreciation (Depreciation)

Energy (continued)	Natural Gas

	NYMEX Natural Gas Futures Contract	Short	November 2013	(8)	$(284,800)	$(2,880)

	NYMEX Natural Gas Futures Contract	Short	December 2013	(6)	(223,740)	7,800
	Total Natural Gas				(508,540)	4,920
	Total Energy				1,359,685	(9,251)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	October 2013	8	361,250	450

	LME Primary Aluminum Futures Contract	Short	October 2013	(8)	(361,250)	5,550

	LME Primary Aluminum Futures Contract	Long	November 2013	8	365,000	1,950

	LME Primary Aluminum Futures Contract	Short	November 2013	(8)	(365,000)	(600)

	LME Primary Aluminum Futures Contract	Short	December 2013	(8)	(367,950)	(2,050)
	Total Aluminum				(367,950)	5,300

	Copper

	CEC Copper High Grade Futures Contract	Short	December 2013	(4)	(332,300)	(7,941)

	LME Copper Futures Contract	Long	October 2013	2	364,313	14,338

	LME Copper Futures Contract	Short	October 2013	(2)	(364,313)	(15,313)

	LME Copper Futures Contract	Long	November 2013	6	1,094,175	(7,438)

	LME Copper Futures Contract	Short	November 2013	(6)	(1,094,175)	(33,937)

	LME Copper Futures Contract	Long	December 2013	4	730,200	(4,400)

	LME Copper Futures Contract	Short	December 2013	(2)	(365,100)	(2,700)
	Total Copper				32,800	(57,391)

	Lead

	LME Lead Futures Contract	Long	October 2013	1	52,431	(206)

	LME Lead Futures Contract	Short	October 2013	(1)	(52,431)	(194)

	LME Lead Futures Contract	Long	November 2013	2	105,313	(3,938)

	LME Lead Futures Contract	Short	November 2013	(2)	(105,313)	1,263

	LME Lead Futures Contract	Long	December 2013	1	52,882	(1,075)

	LME Lead Futures Contract	Short	December 2013	(2)	(105,762)	(1,450)
	Total Lead				(52,880)	(5,600)

	Nickel

	LME Nickel Futures Contract	Long	October 2013	1	83,373	75

	LME Nickel Futures Contract	Short	October 2013	(1)	(83,373)	465

	LME Nickel Futures Contract	Long	November 2013	1	83,535	1,407

	LME Nickel Futures Contract	Short	November 2013	(1)	(83,535)	(69)

	LME Nickel Futures Contract	Short	December 2013	(1)	(83,679)	(1,413)
	Total Nickel				(83,679)	465

Nuveen Investments	25

Consolidated Portfolio of Investments September 30, 2013 (continued)

Nuveen Gresham Long/Short Commodity Strategy Fund

Investments in Derivatives as of September 30, 2013 (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value*	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Zinc

	LME Zinc Futures Contract	Long	October 2013	2	$94,400	$1,975

	LME Zinc Futures Contract	Short	October 2013	(2)	(94,400)	425

	LME Zinc Futures Contract	Long	November 2013	4	190,325	(4,975)

	LME Zinc Futures Contract	Short	November 2013	(4)	(190,325)	(2,113)

	LME Zinc Futures Contract	Short	December 2013	(2)	(95,738)	(38)
	Total Zinc				(95,738)	(4,726)
	Total Industrial Metals				(567,447)	(61,952)

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	December 2013	(16)	(353,200)	45,788

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	December 2013	4	162,160	17,373

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Short	January 2014	(4)	(99,360)	4,980

	Soybeans

	CBOT Soybean Futures Contract	Long	November 2013	3	192,413	4,548

	CBOT Soybean Futures Contract	Long	January 2014	3	192,750	(9,675)
	Total Soybeans				385,163	(5,127)

	Wheat

	CBOT Wheat Futures Contract	Short	December 2013	(5)	(169,625)	1,588

	KCBT Wheat Futures Contract	Short	December 2013	(2)	(73,950)	(647)

	MGEX Red Spring Wheat Futures Contract	Short	December 2013	(2)	(72,875)	5,025
	Total Wheat				(316,450)	5,966
	Total Agriculturals				(221,687)	68,980

Precious Metals	Gold

	CEC Gold Futures Contract	Short	December 2013	(6)	(796,200)	50,632

	Platinum

	NYMEX Platinum Futures Contract	Short	January 2014	(1)	(70,620)	1,976

	Silver

	CEC Silver Futures Contract	Long	December 2013	2	217,080	(14,932)
	Total Precious Metals				(649,740)	37,676

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2013	1	26,400	3,583

	Coffee

	ICE Coffee C Futures Contract	Short	December 2013	(1)	(42,638)	4,116

	LIFFE Coffee Robusta Futures Contract	Short	January 2014	(2)	(33,000)	2,380
	Total Coffee				(75,638)	6,496

26	Nuveen Investments

Investments in Derivatives as of September 30, 2013 (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (3)	Contract Expiration	Number of Contracts	Notional Amount at Value*	Unrealized Appreciation (Depreciation)

Foods & Fibers (continued)	Cotton

	ICE Cotton Futures Contract	Long	December 2013	2	$87,210	$334

	Sugar

	ICE Sugar Futures Contract	Long	March 2014	8	162,534	3,572
	Total Foods & Fibers				200,506	13,985

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	January 2014	1	82,000	2,675

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	December 2013	6	207,900	9,694

	Live Cattle

	CME Live Cattle Futures Contract	Long	December 2013	7	369,530	6,957
	Total Livestock				659,430	19,326
	Total Futures Contracts outstanding				$780,747	$68,764
*	The aggregate Notional Amount at Value for long and short futures contracts outstanding is $7,145,398 and $(6,364,651), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

(4)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held by the Subsidiary. Refer to Notes to Financial Statements, Note 1 – General Information, Fund Information and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(5)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Fund Information and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KCBT	Kansas City Board of Trade

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NYMEX	New York Mercantile Exchange

See accompanying notes to financial statements.

Nuveen Investments	27

Consolidated Statement of

Assets and Liabilities September 30, 2013

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Short-term investments, at value (cost $17,817,864 and $7,387,611, respectively)	$17,824,350	$7,390,043
Deposits with brokers	1,322,632	408,402
Receivable for:
Reimbursement from Adviser	13,125	6,463
Shares sold	3,451	877
Variation margin on futures contracts	18,662	36,024
Other assets	20,339	16,058
Total assets	19,202,559	7,857,867
Liabilities
Payable for variation margin on futures contracts	139,427	39,006
Accrued expenses:
Audit fees	48,196	48,155
Trustees fees	109	43
12b-1 distribution and service fees	143	273
Other	31,376	42,218
Total liabilities	219,251	129,695
Net assets	$18,983,308	$7,728,172
Class A Shares
Net assets	$388,290	$1,100,483
Shares outstanding	21,685	59,531
Net asset value per share	$17.91	$18.49
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$19.00	$19.62
Class C Shares
Net assets	$74,441	$51,961
Shares outstanding	4,179	2,827
Net asset value and offering price per share	$17.81	$18.38
Class I Shares
Net assets	$18,520,577	$6,575,728
Shares outstanding	1,032,073	355,179
Net asset value and offering price per share	$17.95	$18.51
Net assets consist of:
Capital paid-in	$19,077,055	$7,743,780
Undistributed (Over-distribution of) net investment income	213,071	(86,804)
Accumulated net realized gain (loss)	—	—
Net unrealized appreciation (depreciation)	(306,818)	71,196
Net assets	$18,983,308	$7,728,172
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

28	Nuveen Investments

Consolidated Statement of

Operations Year Ended September 30, 2013

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Investment Income	$15,696	$8,360
Expenses
Management fees	140,292	83,391
12b-1 service fees – Class A	342	1,183
12b-1 distribution and service fees – Class C	686	500
Shareholder servicing agent fees and expenses	1,274	1,053
Custodian fees and expenses	55,281	54,750
Trustees fees and expenses	52,340	29,010
Professional fees	86,489	86,254
Shareholder reporting expenses	27,428	46,383
Federal and state registration fees	13,512	4,488
Other expenses	3,196	3,048
Total expenses before fee waiver/expense reimbursement	380,840	310,060
Fee waiver/expense reimbursement	(224,982)	(203,547)
Net expenses	155,858	106,513
Net investment income (loss)	(140,162)	(98,153)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	194	35
Futures contracts	(1,023,685)	(212,186)
Change in net unrealized appreciation (depreciation) of:
Investments	5,912	1,529
Futures contracts	(491,418)	(66,760)
Net realized and unrealized gain (loss)	(1,508,997)	(277,382)
Net increase (decrease) in net assets from operations	$(1,649,159)	$(375,535)

See accompanying notes to financial statements.

Nuveen Investments	29

Consolidated Statement of

Changes in Net Assets

	Gresham Diversified Commodity Strategy		Gresham Long/Short Commodity Strategy
	Year Ended 9/30/13	For the Period 7/30/12 (Commencement of Operations) through 9/30/12	Year Ended 9/30/13	For the Period 7/30/12 (Commencement of Operations) through 9/30/12
Operations
Net investment income (loss)	$(140,162)	$(11,787)	$(98,153)	$(16,578)
Net realized gain (loss) from:
Investments	194	(5)	35	1
Futures contracts	(1,023,685)	83,845	(212,186)	(243,757)
Change in net unrealized appreciation (depreciation) of:
Investments	5,912	574	1,529	903
Futures contracts	(491,418)	178,114	(66,760)	135,524
Net increase (decrease) in net assets from operations	(1,649,159)	250,741	(375,535)	(123,907)
Distributions to Shareholders
From net investment income:
Class A	(954)	—	(198)	—
Class C	(925)	—	(43)	—
Class I	(198,136)	—	(30,945)	—
From return of capital:
Class A	—	—	(24)	—
Class C	—	—	(5)	—
Class I	—	—	(3,797)	—
Decrease in net assets from distributions to shareholders	(200,015)	—	(35,012)	—
Fund Share Transactions
Proceeds from sale of shares	15,760,013	7,000,000	1,401,545	7,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	132,242	—	14,119	—
	15,892,255	7,000,000	1,415,664	7,000,000
Cost of shares redeemed	(2,310,514)	—	(153,038)	—
Net increase (decrease) in net assets from Fund share transactions	13,581,741	7,000,000	1,262,626	7,000,000
Net increase (decrease) in net assets	11,732,567	7,250,741	852,079	6,876,093
Net assets at the beginning of period	7,250,741	—	6,876,093	—
Net assets at the end of period	$18,983,308	$7,250,741	$7,728,172	$6,876,093
Undistributed (Over-distribution of) net investment income at the end of period	$213,071	$72,019	$(86,804)	$(112,936)

See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
GRESHAM DIVERSIFIED COMMODITY STRATEGY
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (7/12)
2013	$20.71	$(.22)	$(2.28)	$(2.50)	$(.30)	$—	$(.30)	$17.91
2012(d)	20.00	(.04)	.75	.71	—	—	—	20.71
Class C (7/12)
2013	20.68	(.36)	(2.27)	(2.63)	(.24)	—	(.24)	17.81
2012(d)	20.00	(.07)	.75	.68	—	—	—	20.68
Class I (7/12)
2013	20.72	(.18)	(2.27)	(2.45)	(.32)	—	(.32)	17.95
2012(d)	20.00	(.03)	.75	.72	—	—	—	20.72

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(12.16)%	$388	3.07%		(2.96)%		1.32%		(1.21)%		0%
3.55	52	8.75	*	(8.63	)*	1.32	*	(1.20	)*	0

(12.81)	74	3.58		(3.47)		2.07		(1.96)		0
3.40	52	9.51	*	(9.40	)*	2.07	*	(1.95	)*	0

(11.91)	18,521	2.62		(2.51)		1.07		(.96)		0
3.60	7,147	8.52	*	(8.40	)*	1.07	*	(.95	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
GRESHAM LONG/SHORT COMMODITY STRATEGY
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending Net Asset Value
Class A (7/12)
2013	$19.64	$(.30)	$(.77)	$(1.07)	$(.08)	$—	$—	**	$(.08)	$18.49
2012(d)	20.00	(.06)	(.30)	(.36)	—	—	—		—	19.64
Class C (7/12)
2013	19.61	(.44)	(.77)	(1.21)	(.02)	—	—	**	(.02)	18.38
2012(d)	20.00	(.08)	(.31)	(.39)	—	—	—		—	19.61
Class I (7/12)
2013	19.65	(.25)	(.79)	(1.04)	(.09)	—	(.01)		(.10)	18.51
2012(d)	20.00	(.05)	(.30)	(.35)	—	—	—		—	19.65

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(5.40)%	$1,100	5.43%		(5.32)%		1.72%		(1.61)%		0%
(1.80)	49	9.16	*	(9.07	)*	1.72	*	(1.63	)*	0

(6.12)	52	5.30		(5.18)		2.47		(2.35)		0
(1.95)	49	9.90	*	(9.81	)*	2.47	*	(2.38	)*	0

(5.24)	6,576	4.26		(4.14)		1.47		(1.35)		0
(1.75)	6,778	8.91	*	(8.82	)*	1.47	*	(1.38	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	35

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006. The Funds commenced operations on July 30, 2012.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has selected its affiliate, Gresham Investment Management LLC, acting through its Near Term Active division (in that capacity “Gresham”), to manage each Fund’s commodity investment strategy. The Adviser has selected its affiliate, Nuveen Asset Management, LLC (“NAM”), to manage each Fund’s fixed income investments.

Fund Information

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•

A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Tangible Asset Program® ( “TAP®”), a fully collateralized, long-only rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Gresham Long/Short Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund primarily invests in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•

A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate notional value substantially equal to the Funds’ net assets. The Funds invest in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Funds may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, the Funds expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. (each a “Subsidiary” and collectively the “Subsidiaries”), respectively, wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of their respective Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to the Funds’ investments may also be deemed to include each Fund’s indirect investments through its Subsidiary.

36	Nuveen Investments

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide notional exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate notional value substantially equal to 100% of each Fund’s net assets.

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

Nuveen Investments	37

Notes to Financial Statements (continued)

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Commodity futures contracts traded on an exchange will be valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services. These investments are generally classified as Level 1 for fair value measurement purposes. Over-the-counter commodity futures contracts not traded on an exchange will be valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s net asset value, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Adviser. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$16,165,569	$—	$16,165,569
Repurchase Agreements	—	1,658,781	—	1,658,781
Derivatives:
Futures Contracts*	(313,304)	—	—	(313,304)
Total	$(313,304)	$17,824,350	$—	$17,511,046

38	Nuveen Investments

Gresham Long/Short Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$6,498,062	$—	$6,498,062
Repurchase Agreements	—	891,981	—	891,981
Derivatives:
Futures Contracts*	68,764	—	—	68,764
Total	$68,764	$7,390,043	$—	$7,458,807
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments	39

Notes to Financial Statements (continued)

Futures Contracts

Each Fund invests in commodity futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Gresham Diversified Commodity Strategy expects to invest only in long futures contracts. Some short futures positions may arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long futures contract. The London Clearing House is the counterparty for both the long and short positions.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the fiscal year ended September 30, 2013, was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average notional amount of futures contracts outstanding*	$14,769,887	$6,181,397
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of September 30, 2013, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Gresham Diversified Commodity Strategy
Commodity	Futures contracts	Deposits with brokers and Receivable for variation margin on futures contracts*	$163,250	Deposits with brokers and Payable for variation margin on futures contracts*	$(476,554)

Gresham Long/Short Commodity Strategy
Commodity	Futures contracts	Deposits with brokers and Receivable for variation margin on futures contracts*	$211,289	Deposits with brokers and Payable for variation margin on futures contracts*	$(142,525)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Consolidated Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended September 30, 2013, and the primary risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Gresham Diversified Commodity Strategy	Commodity	Futures Contracts	$(1,023,685)	$(491,418)
Gresham Long/Short Commodity Strategy	Commodity	Futures Contracts	(212,186)	(66,760)

40	Nuveen Investments

Financial Instrument Risk

The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of September 30, 2013, the financial instruments held by the Funds are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Funds due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Funds entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. A Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. Gresham Long/Short Commodity Strategy is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Funds’ shares.

4. Fund Shares

Transactions in Fund shares were as follows:

	Gresham Diversified Commodity Strategy
	Year Ended 9/30/13		For the period 7/30/12 (commencement of operations) through 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,977	$419,998	2,500	$50,000
Class C	1,662	31,993	2,500	50,000
Class I	804,537	15,308,022	345,000	6,900,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	10	197	—	—
Class C	17	329	—	—
Class I	6,861	131,716	—	—
	836,064	15,892,255	350,000	7,000,000
Shares redeemed:
Class A	(3,802)	$(66,361)	—	$—
Class C	—	—	—	—
Class I	(124,325)	(2,244,153)	—	—
	(128,127)	(2,310,514)	—	—
Net increase (decrease)	707,937	$13,581,741	350,000	$7,000,000

Nuveen Investments	41

Notes to Financial Statements (continued)

	Gresham Long/Short Commodity Strategy
	Year Ended 9/30/13		For the period 7/30/12 (commencement of operations) through 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	58,889	$1,104,265	2,500	$50,000
Class C	327	6,000	2,500	50,000
Class I	15,606	291,280	345,000	6,900,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	1	21	—	—
Class C	—	—	—	—
Class I	762	14,098	—	—
	75,585	1,415,664	350,000	7,000,000
Shares redeemed:
Class A	(1,859)	(35,352)	—	—
Class C	—	—	—	—
Class I	(6,189)	(117,686)	—	—
	(8,048)	(153,038)	—	—
Net increase (decrease)	67,537	$1,262,626	350,000	$7,000,000

5. Investment Transactions

The Funds did not have any purchases or sales of long-term investments during the fiscal year ended September 30, 2013.

6. Income Tax Information

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). The IRS recently suspended the issuance of such rulings while it considers the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with this statutory provision. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds may still be required to recognize the Subsidiaries’ commodities income for the purposes of calculating the Funds’ own taxable income. It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiaries and distributed to the Funds and their shareholders will be considered a distribution of net investment income generally taxable to shareholders as ordinary income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

42	Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$17,817,864	$7,387,611
Gross unrealized:
Appreciation	$6,486	$2,432
Depreciation	—	—
Net unrealized appreciation (depreciation) of investments	$6,486	$2,432

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries, net operating losses, return of capital distributions, distribution reclassifications and nondeductible stock issuance costs, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2013, the Funds’ tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$(411,196)	$(88,897)
Undistributed (Over-distribution of) net investment income	411,533	88,934
Accumulated net realized gain (loss)	(337)	(37)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income[1]	$—	$—
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended September 30, 2013 and the period July 30, 2012 (commencement of operations) through September 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$200,015	$31,186
Distributions from net long-term capital gains	—	—
Return of capital	—	3,826

For the period July 30, 2012 (commencement of operations) through September 30, 2012	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—
Return of capital	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	60,555	15,115
[2]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Funds’ tax year ended.
[3]	Ordinary losses incurred from January 1, 2013 through September 30, 2013, and specified losses incurred from November 1, 2012 through September 30, 2013.

Nuveen Investments	43

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy Fund-level Fee Rate	Gresham Long/Short Commodity Strategy Fund-level Fee Rate
For the first $125 million	.8000%	1.0000%
For the next $125 million	.7875	.9875
For the next $250 million	.7750	.9750
For the next $500 million	.7625	.9625
For the next $1 billion	.7500	.9500
For net assets over $2 billion	.7250	.9250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2013, the complex-level fee rate for these Funds was .1686%.

Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	January 31, 2015
Gresham Long/Short Commodity Strategy	1.50	January 31, 2015

The Adviser may also voluntarily reimburse additional expenses from time to time in either Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

44	Nuveen Investments

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected (Unaudited)	$10,334	$—
Paid to financial intermediaries (Unaudited)	9,109	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances (Unaudited)	$—	$60

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained (Unaudited)	$680	$501

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2013, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained (Unaudited)	$3	$—

As of September 30, 2013, Nuveen and Gresham, owned shares of the Funds as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class I Shares	345,000	345,000

8. Basis for Consolidation and Subsidiary Information

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were each incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

Nuveen Investments	45

Notes to Financial Statements (continued)

The following table summarizes the structure, incorporation and relationship information of the Subsidiaries, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Gresham Diversified Commodity Strategy Fund, Ltd.	Gresham Long/Short Commodity Strategy Fund, Ltd.
Date of Incorporation	April 10, 2012	April 10, 2012

Fund Net Assets
Gresham Diversified Commodity Strategy	$18,983,308	$—
Gresham Long/Short Commodity Strategy	—	7,728,172
Subsidiary % of Fund net assets	12.98%	14.58%

Consolidated Financial Statement Information
Total assets	$2,784,337	$1,140,135
Total liabilities	321,149	13,158
Net assets	2,463,188	1,126,977
Total investment income	530	280
Net investment income (loss)	(69,696)	(70,363)
Net realized gain (loss) from futures contracts	(1,023,685)	(212,186)
Change in net unrealized appreciation (depreciation) of futures contracts	(491,418)	(66,760)
Increase (decrease) in net assets	1,493,172	196,391

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

46	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

48	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

50	Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Adviser and Nuveen Asset Management, LLC (“Nuveen Asset Management”), and (b) the Adviser and Gresham Investment Management LLC, through its Near Term Active division (“Gresham” and, together with Nuveen Asset Management, the “Sub-Advisers”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Advisers (the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Advisers. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of Nuveen Asset Management’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisers generally provide the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisers’ investment teams and changes thereto, organization and history, assets under management, the investment teams’ philosophies and strategies in managing the Fund, developments affecting the Sub-Advisers or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Advisers. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

52	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter period ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Nuveen Gresham Long/Short Commodity Strategy Fund) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Funds were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board

Nuveen Investments	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages. In this regard, the Independent Board Members recognized that the Funds were new and did not pay management fees after taking into account fee waivers and expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have at least one sub-adviser (including the Funds, which each have two affiliated sub-advisers), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser(s). In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser(s). The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Advisers, and the range of fees and average fee that Nuveen Asset Management assessed for such services to other clients. Such other clients for Nuveen Asset Management include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. Gresham is a relatively new affiliated sub-adviser to the Nuveen funds. As indicated above, the Board noted that the Funds did not pay management fees after taking into account fee waivers and expense reimbursements. Accordingly, considering Gresham’s fee schedule for other clients was not deemed necessary.

In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense

54	Nuveen Investments

allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to certain sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that such Sub-Adviser’s level of profitability was reasonable in light of the services provided. As indicated above, the Board noted that the Funds did not pay management fees after taking into account fee waivers and expense reimbursements and that Gresham is a relatively new affiliated sub-adviser to the Nuveen funds. Accordingly, considering the profitability of Gresham from its relationship with the Funds was not deemed necessary.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisers. Accordingly, the Independent Board Members considered that while Gresham does not participate in soft dollar arrangements, Nuveen Asset Management may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, Nuveen Asset Management may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as such Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by Nuveen Asset Management may also benefit a Fund and shareholders to the extent the research enhances the ability of Nuveen Asset Management to manage the Fund. The Independent Board Members noted that Nuveen Asset Management’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

56	Nuveen Investments

Notes

Nuveen Investments	57

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Dow Jones-UBS Commodity IndexSM: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

Long Position: A security a fund owns in its portfolio.

58	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800)257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GRESH-0913P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	48,196	0	3,375	0
Nuveen Gresham Long/Short Commodity Strategy Fund	48,155	0	3,375	0
Nuveen Preferred Securities Fund (5)	25,300	0	0	0
Nuveen NWQ Flexible Income Fund (5)	25,300	0	0	0

Total	$146,951	$0	$6,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Funds are audited by Ernst and Young

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	29,975	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund	29,975	0	0	0
Nuveen Preferred Securities Fund (5)	24,300	0	0	0
Nuveen NWQ Flexible Income Fund (5)	24,300	0	0	0

Total	$108,550	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Funds are audited by Ernst and Young

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	3,375	0	0	3,375
Nuveen Gresham Long/Short Commodity Strategy Fund	3,375	0	0	3,375
Nuveen Preferred Securities Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$6,750	$0	$0	$6,750

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund	0	0	0	0
Nuveen Preferred Securities Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2013